GREAT-WEST SMART TRACK® II VARIABLE ANNUITY
An individual flexible premium variable annuity
Issued by
Great-West Life & Annuity Insurance Company of New York
This Prospectus describes the Great-West Smart Track® II variable annuity (the “Contract”) — an individual flexible premium variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Great-West Life & Annuity Insurance Company of New York (“we,” “us,” or “Great-West”) issues the Contract to eligible persons in the state of New York. The Contract may be owned by one or two individuals, or by a grantor trust with only one individual grantor.
When you contribute money to the Great-West Smart Track® II variable annuity, you decide how to allocate your money among the various investment options available through Variable Annuity-2 Series Account (the “Series Account”). The Series Account consists of two segments: the Investment Segment (relating to the base Contract) and the Income Segment (relating to an optional Guaranteed Lifetime Withdrawal Benefit Rider). We hold the assets for each investment option in a corresponding Sub-Account of the Series Account. Each Sub-Account, in turn, invests in a Portfolio under the Investment Segment or a Covered Fund under the Income Segment.
Investment Segment Portfolios:
Alger Small Cap Growth Portfolio – Class I-2
Alger SMid Cap Growth Portfolio – Class I-2
American Century Investments VP Inflation Protection Fund – Class II
American Century Investments VP Mid Cap Value Fund – Class II
BlackRock Global Allocation V.I. – Class III
BlackRock High Yield V.I. – Class III
Columbia Variable Portfolio Small Cap Value Fund – Class 2
Delaware VIP Emerging Markets Series – Service Class
Delaware VIP REIT Series – Service Class
Delaware VIP Small Cap Value Series – Service Class
Dreyfus Investment Portfolios Technology Growth Portfolio – Service Shares
Dreyfus Variable Investment Fund Appreciation Portfolio – Service Shares
Dreyfus Variable Investment Fund International Value Portfolio – Service Shares1
Deutsche Capital Growth VIP (formerly DWS Capital Growth VIP) – Class B2
Deutsche Global Small Cap VIP (formerly DWS Global Small Cap VIP) – Class B2
Deutsche Large Cap Value VIP (formerly DWS Large Cap Value VIP) – Class B2
Deutsche Small Mid Cap Value VIP (formerly DWS Small Mid Cap Value VIP) – Class B2
Great-West Ariel Mid Cap Value Fund – Initial Class
Great-West Bond Index Fund – Initial Class
Great-West Federated Bond Fund – Initial Class
Great-West International Index Fund – Initial Class
Great-West Loomis Sayles Bond Fund – Initial Class
Great-West Loomis Sayles Small Cap Value Fund – Initial Class
Great-West MFS International Growth Fund – Initial Class
Great-West MFS International Value Fund – Initial Class
Great-West Money Market Fund
Great-West Putnam Equity Income Fund – Initial Class
Great-West Putnam High Yield Bond Fund – Initial Class
The date of this Prospectus is May 1, 2014 as supplemented July 15, 2014.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Great-West Real Estate Index Fund – Initial Class
Great-West S&P 500® Index Fund – Initial Class
Great-West S&P Mid Cap 400® Index Fund – Initial Class
Great-West S&P Small Cap 600® Index Fund – Initial Class
Great-West Short Duration Bond Fund – Initial Class
Great-West Stock Index Fund – Initial Class
Great-West Templeton Global Bond Fund – Initial Class
Great-West T. Rowe Price Mid Cap Growth Fund – Initial Class
Great-West U.S. Government Mortgage Securities Fund – Initial Class
Great-West Aggressive Profile I Fund – Initial Class
Great-West Moderately Aggressive Profile I Fund – Initial Class
Great-West Moderate Profile I Fund – Initial Class
Great-West Moderately Conservative Profile I Fund – Initial Class
Great-West Conservative Profile I Fund – Initial Class
Great-West Lifetime 2015 Fund II – Class T
Great-West Lifetime 2025 Fund II – Class T
Great-West Lifetime 2035 Fund II – Class T
Great-West Lifetime 2045 Fund II – Class T
Great-West Lifetime 2055 Fund II – Class T
Invesco V.I. Core Equity Fund – Series II
Invesco V.I. Global Real Estate Fund – Series II
Invesco V.I. Growth and Income Fund – Series II
Invesco V.I. International Growth Fund – Series II
Invesco V.I. Small Cap Equity Fund – Series II
Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares
Janus Aspen Series Balanced Portfolio – Service Shares
Janus Aspen Series Flexible Bond Portfolio – Service Shares
Janus Aspen Series Overseas Portfolio – Service Shares
Lazard Retirement US Small-Mid Cap Equity Portfolio – Service Shares1
Lord Abbett Series Developing Growth Portfolio – Class VC
Neuberger Berman AMT Socially Responsive Portfolio – S Class
Oppenheimer Main Street Small Cap VA – Service Shares
PIMCO VIT CommodityRealReturn® Strategy Portfolio – Advisor Class
PIMCO VIT Low Duration Portfolio – Advisor Class
PIMCO VIT Real Return Portfolio – Advisor Class
PIMCO VIT Total Return Portfolio – Advisor Class
Putnam VT American Government Income Fund – Class IB
Putnam VT Capital Opportunities Fund – Class IB
Putnam VT International Growth Fund – Class IB
Putnam VT Voyager Fund – Class IB
T. Rowe Price Blue Chip Growth Portfolio – Class II
T. Rowe Price Health Sciences Portfolio – Class II
The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio – Class II1
Van Eck VIP Global Hard Assets Fund – Class S

1 This Portfolio is closed to new investors and new Contributions.
2 This Portfolio name change will take effect August 11, 2014.
The date of this Prospectus is May 1, 2014 as supplemented July 15, 2014.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Income Segment Covered Fund(s) (for Contracts with the Guaranteed Lifetime Withdrawal Benefit Rider):
Great-West SecureFoundation® Balanced Fund – Class L
This Prospectus provides important information about the Series Account and investment options that you should know before purchasing the Great-West Smart Track® II variable annuity, including a description of the material rights and obligations under the Contract. Your Contract, riders and any amendments and endorsements are the formal contractual agreement between you and us. It is important that you read the Contract, riders, amendments and endorsements, which reflect the agreement between you and Great-West. Please read this Prospectus carefully and keep it on file for future reference. We offer other variable annuity products with different product features, benefits, and charges.
You can find more detailed information pertaining to the Series Account in the Statement of Additional Information (“SAI”) dated May 1, 2014 (as may be amended from time to time), which has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Prospectus as a matter of law, which means it is legally a part of this Prospectus. You can find the SAI’s table of contents on the last page of this Prospectus. You may obtain a copy of the SAI without charge by contacting the Retirement Resource Operations Center at the address or phone number listed below. You can also obtain it by visiting the SEC’s website at www.sec.gov. This website also contains material incorporated by reference and other information about the Series Account that has been filed electronically with the SEC.
The Contract is not a deposit or obligation of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves certain investment risks, including possible loss of principal.
For account information, please contact:
Retirement Resource Operations Center
P.O. Box 173920
Denver, CO 80217-3920
1-877-723-8723

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
This Contract is not available in all states.

Definitions
1035 Exchange – A tax-free exchange of certain types of insurance contracts, as allowed by a provision of the Code.
10-Year Treasury Yield (10YR) – The U.S. Treasury 10-Year Yield as of the end of the last Business Day of the previous week as reported by the United States Department of Treasury.
Accumulation Period – The time period between the Effective Date and the earlier of the Payout Election Date or the Annuity Commencement Date. During this period, you are contributing to the annuity.
Accumulation Unit – An accounting measure used to determine the Annuity Account Value before the date annuity payouts commence.
Alternate Payee – Any Spouse or former Spouse of an Owner who has the right pursuant to a Decree to receive all or a portion of the benefit payable under the Contract with respect to such Owner.
Annuitant – The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. The Annuitant will be the Owner unless otherwise indicated in the application. If you name a Contingent Annuitant, the Annuitant will be considered the “Primary Annuitant.”
Annuity Account – An account we establish in your name that reflects all account activity under your Contract in both the Investment Segment and the Income Segment.

Great-West Smart Track® II Variable Annuity Structure

Your Total Annuity Account can be made up of both the Investment Segment and the Income Segment

Annuity Account Value – The sum of the value of each Sub-Account you have selected in both the Investment Segment and Income Segment. The Annuity Account Value is credited with a return based upon the investment experience of the Sub-Account(s) selected by you and will increase and decrease accordingly.
Annuity Commencement Date – The date annuity payouts begin, which is either the Payout Election Date or the Annuitant’s 90th birthday if no Payout Election Date has been established. You may change the Annuity Commencement Date if annuity payouts have not already begun. Upon death of the Owner, the Beneficiary may change the Annuity Commencement Date only if the Beneficiary is the Owner’s surviving Spouse and elects to continue the Contract. The Annuity Commencement Date must occur no later than the Annuitant’s 90th birthday.
Annuity Payout Period – The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.
Annuity Unit – An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.
Automatic Bank Draft Plan – A feature, if made available by Great-West, that allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.
Beneficiary – The person(s) designated by the Owner to receive any Death Benefit under the terms of the Contract. If the surviving Spouse of an Owner is the surviving Joint Owner, the surviving Spouse will be deemed to be the Beneficiary upon such Owner’s death and may take the death benefit or elect to continue this Contract in force.
Benefit Base – For purposes of the GLWB Rider, the amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any GLWB Rider Contribution and is reduced proportionately for any Excess Withdrawal. The Benefit Base can also increase with positive Covered Fund performance on the Ratchet Date and may also be adjusted on the Ratchet Date. Each Covered Fund will have its own Benefit Base.
Business Day – Any day, and during the hours, on which the New York Stock Exchange is open for trading. If a date falls on a non-Business Day, the following Business Day will be used unless otherwise stated in the Prospectus.
Code – The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are currently in effect.
Contingent Annuitant – The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant and before annuity payouts have begun.
Contingent Beneficiary – The person you may designate to become the Beneficiary when the primary Beneficiary dies.
Contributions – Amounts of money you invest or deposit into your Annuity Account.
Covered Fund – Interests in Sub-Account(s) designated for the Income Segment.

•	Great-West SecureFoundation® Balanced Fund – Class L

•	Any other Portfolio we approve for the GLWB
Covered Fund Value – The aggregate value of each Covered Fund.
Covered Person(s) – For purposes of the GLWB Rider, the natural person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal Amount will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. If a natural person owns the Contract, the Owner of the Contract must be a Covered Person. If a Grantor Trust owns the Contract, the Grantor must be the sole Covered Person. A Joint Covered Person must be the Owner’s Spouse and (i) a Joint Owner; or (ii) the 100% primary Beneficiary under the Contract.
Death Benefit – The amount payable to the Beneficiary when the Owner or the Annuitant dies.
Decree – A divorce or separation instrument, as defined in Section 71(b)(2) of the Code, that creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to an Owner that Great-West accepts and approves, except as otherwise agreed.
Distributions – Amounts paid from a Covered Fund, including but not limited to partial and systematic withdrawals.

Effective Date – The date on which the first Contribution is credited to your Annuity Account.
Excess Withdrawal – An amount either distributed or transferred from the Covered Fund(s) during the GLWB Accumulation Phase or any amount combined with all other amounts that exceed the annual GAW during the GAW Phase. Excess Withdrawals reduce your Benefit Base and may be subject to the Withdrawal Charge.
Guarantee Benefit Fee – The fee associated with the Income Segment and GLWB Rider. The Guarantee Benefit Fee may be referred to as the GLWB Rider Fee.
Guaranteed Annual Withdrawal (GAW) – For purposes of the GLWB Rider, the annualized withdrawal amount that we guarantee for the lifetime of the Covered Person(s). Guaranteed Annual Withdrawals are not subject to the Withdrawal Charge.
Guaranteed Annual Withdrawal Percentage (GAW%) – The percentage of the Benefit Base that determines the amount of the GAW.
Guaranteed Annual Withdrawal (GAW) Phase – The period of time between the Initial Installment Date and the first day of the GLWB Settlement Phase. The GAW Phase begins when you elect to begin taking GAW payments.
Guaranteed Lifetime Withdrawal Benefit (GLWB) – A payment option offered by the GLWB Rider that pays Installments during the life of the Covered Person(s). The Covered Person(s) will receive periodic payments in either monthly, quarterly, semiannual, or annual Installments that in total over a 12-month period equal the GAW.
GLWB Accumulation Phase – The period of time between the GLWB Rider Election Date and the Initial Installment Date.
GLWB Rider – The Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider issued to the Owner which specifies the benefits, rights, privileges, and obligations of the Owner and Great-West in the Income Segment.
GLWB Rider Contributions – Owner-directed amounts received and allocated to the Owner’s Covered Fund(s) in the Income Segment, including but not limited to Transfers from other assets in the Contract. If this Contract is a Qualified Annuity Contract, GLWB Rider Contributions may also include rollovers as defined under Section 402(c), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code. Reinvested dividends, capital gains, and settlements arising from the Covered Fund(s) will not be considered GLWB Rider Contributions for the purpose of calculating the Benefit Base but will affect the Covered Fund Value. We reserve the right to stop accepting GLWB Rider Contributions at any time and will provide the Owner with a 30 day notice.
GLWB Rider Election Date – The Business Day on which the Owner or Beneficiary elects the GLWB option in the GLWB Rider by allocating GLWB Rider Contributions to the Covered Fund(s).   The GLWB Rider Election Date will be the date upon which the Initial Benefit Base is calculated and before the Owner attains the age of 85 years old.
GLWB Settlement Phase – The period when the Covered Fund Value has reduced to zero, but the Benefit Base is still positive and during which Installments will continue to be paid.
Grantor – The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust. All Grantors must be individuals.
Grantor Trust – A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the grantor. We allow a Grantor Trust to be an Owner only if it has a single Grantor who is a natural person. We do not permit a Grantor Trust with multiple Grantors to own the Contract.
Income Segment – Assets allocated to the Sub-Account associated with the optional GLWB Rider attached to the Contract.
Income Segment Account Value – The sum of the values of the Sub-Accounts in the Income Segment credited to the Owner under the Annuity Account. The Income Segment Account Value is credited with a return based upon the investment experience of the Investment option(s) selected by the Owner and will increase or decrease accordingly.
Investment Segment – Assets allocated to the Sub-Accounts not associated with the optional GLWB Rider attached to the Contract.
Investment Segment Account Value – The sum of the values of the Sub-Accounts in the Investment Segment credited to the Owner under the Annuity Account. The Investment Segment Account Value is

credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.
Initial Installment Date – The date of the first Installment under the GLWB, which must be a Business Day.
Installments – Periodic payments of the GAW.
Interest Rate Reset – During the GAW Phase, an increase in the current GAW if the calculation results in a greater GAW than the current GAW on the Ratchet Date.
Joint Withdrawal Adjustment – The GAW% multiplied by 0.90, if there are two Covered Persons.
Non-Qualified Annuity Contract – An annuity Contract which is not intended to satisfy the requirements of Section 408(b) of the Code. We may issue this Contract as a Non-Qualified Annuity Contract.
Owner (Joint Owner) or You – The person(s) named in the Contract who is entitled to exercise all rights and privileges under the Contract, while the Annuitant is living. Joint Owners must be one another’s Spouse as of the Effective Date and must both be natural persons. The Annuitant will be the Owner unless otherwise indicated in the application. If the Owner intends to hold the Contract as a Qualified Annuity Contract, the Owner must be the Annuitant and a Joint Owner is not permitted. The Owner must be either a natural person or a Grantor Trust. If the Owner is a Grantor Trust, all references to the life, age or death of the Owner pertain to the life, age or death of the Grantor.
Payout Election Date – The date chosen for annuity payouts or periodic withdrawals to begin from the Investment Segment. The Payout Election Date must occur before the Annuitant’s 90th birthday.
Portfolio – A registered management investment company, or portfolio or series thereof, in which the assets of the Series Account may be invested.
Premium Tax – A tax that a state or other governmental authority charges. It might be assessed at the time you make a Contribution, make withdrawals, or when annuity payments begin. The Premium Tax rate in New York for annuities is 0% given the total mix of Great-West’s business in New York.
Qualified Annuity Contract – An annuity contract that is intended to qualify under Section 408(b) of the Code. We may issue this Contract as a Qualified Annuity Contract.
Ratchet – For purposes of the GLWB Rider, an increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date.
Ratchet Date – During the GLWB Accumulation Phase, the Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. During the GAW Phase, the Ratchet Date is the Initial Installment Date and each anniversary thereafter. An Interest Rate Reset may also occur on the Ratchet Date during the GAW Phase. If any anniversary is a non-Business Day, the Ratchet Date will be the preceding Business Day for that year.
Request – Any written, telephoned, electronic or computerized instruction in a form satisfactory to Great-West that the Retirement Resource Operations Center receives from you, your designee (as specified in a form acceptable to Great-West) or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by Great-West before it is processed. A written Request will be deemed to include electronic mail transmissions only if such transmissions include PDF or other facsimile transmissions clearly reproducing the manual signature.
Series Account – Variable Annuity-2 Series Account, the segregated asset account established by Great-West under New York law and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Series Account is also referred to as the separate account.
Spouse – A person recognized as a spouse in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Sub-Account – A division of the Series Account containing the shares of a Portfolio in the Investment Segment, the Income Segment, or both. There is a Sub-Account for each Portfolio. We may also refer to a Sub-Account as an “investment option” in the Prospectus, SAI, or Series Account financial statements.
Surrender Value – Your Annuity Account Value on the Transaction Date of the surrender, less any Withdrawal Charge and Premium Tax.
Transaction Date – The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of regular trading on the New York Stock Exchange

(generally 4:00 p.m. ET) will be deemed to have been received on the next Business Day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Transfer – Moving amounts from and among the Sub-Account(s).
Withdrawal Charge – The amount we deduct from premature surrenders or partial withdrawals. The charge applies to amounts withdrawn and varies depending upon the age of the Contribution withdrawn. The Withdrawal Charge is also known as a deferred sales load or contingent deferred sales charge.

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State Premium Taxes may also be deducted.

Owner Transaction Expenses

Sales Load Imposed on Purchases	None

Withdrawal Charge
Age of Contribution (being withdrawn)	Withdrawal Charge (as a percentage of the Contribution being withdrawn)
Less than one year old	7%
1 year old or older, but not yet 2 years old	7%
2 years old or older, but not yet 3 years old	6%
3 years old or older, but not yet 4 years old	5%
4 years old or older, but not yet 5 years old	4%
5 years old or older, but not yet 6 years old	3%
6 years old or older, but not yet 7 years old	2%
7 years old or older	0%

Exchange Fee	None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Contract Fee	None

Series Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Charges (based on Death Benefit Option selected)
Option 1: Return of Annuity Account Value	1.00%
Option 2: Guaranteed Minimum Death Benefit	1.20%
Maximum Total Series Account Annual Expenses (with the most expensive Death Benefit Option and no optional GLWB Rider selected) as a percentage of average Annuity Account Value	1.20%
Optional GLWB Rider Fee Optional Guaranteed Lifetime Withdrawal Benefit Rider (with charges assessed quarterly, as a percentage of the current Covered Fund Value)
Guarantee Benefit Fee (maximum)	1.50%
Guarantee Benefit Fee (current)	1.00%
Guarantee Benefit Fee (effective October 1, 2014)	0.70%
Maximum Total Series Account Annual Expenses (with the most expensive Death Benefit Option and optional GLWB Rider selected) as a percentage of average Account Value	2.70%
Current Total Series Account Annual Expenses (with the most expensive Death Benefit Option and optional GLWB Rider selected) as a percentage of average Account Value	2.20%
Total Series Account Annual Expenses (with the most expensive Death Benefit Option and optional GLWB Rider selected) as a percentage of average Account Value (effective October 1, 2014)	1.90%
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum[2]
(Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)[1]	0.46%	6.47%

1 Several of the Portfolios (the Great-West Profile Funds, the Great-West Lifetime Asset Allocation Funds, and the Great-West SecureFoundation Balanced Fund) are “funds of funds” that invest substantially all of their assets in shares of other Great-West Funds, portfolios in the same group of investment companies as Great-West Funds, Inc., and portfolios of unaffiliated investment companies (the “Underlying Portfolios”). Because of this, the Great-West Profile Funds, Great-West Lifetime Asset Allocation Funds, and Great-West SecureFoundation Balanced Fund also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Great-West Profile Funds, the Great-West Lifetime Asset Allocation Funds, and Great-West SecureFoundation Balanced Fund as a result of their investment in shares of one or more Underlying Portfolios.
2 Total Annual Portfolio Operating Expenses shown are based, in part, on estimated amounts for the current fiscal year, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios’ expenses in order to keep the Portfolios’ expenses below specified limits. The expenses of certain Portfolios are reduced by contractual fee reduction.

THE ABOVE EXPENSES FOR THE PORTFOLIOS WERE PROVIDED BY THE PORTFOLIOS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, Series Account annual expenses, and Portfolio fees and expenses.
Investment Segment Example. The Example below assumes that you invest $10,000 in the Investment Segment of the Contract (and nothing in the Income Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge and the maximum fees and expenses of any of the Portfolios in the Investment Segment. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years

$1397.00	$2,895.05	$4,388.40	$8,659.95
(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years

$767.00	$2356.05	$4,028.40	$8,659.95

Income Segment – Current Guarantee Benefit Fee Example. The Example below assumes that you invest $10,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, current Guarantee Benefit Fee and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 This example reflects deduction of the Withdrawal Charge calculated according to the schedule set forth in the “Owner Transaction Expenses” table above.

(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years

$940.00	$1,535.35	$2,136.02	$4,217.99
(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years

$310.00	$995.35	$1,776.02	$4,217.99

Income Segment – Guarantee Benefit Fee Example (effective October 1, 2014). The Example below assumes that you invest $10,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, Guarantee Benefit Fee effective October 1, 2014, and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years

$908.50	$1,500.62	$2,097.73	$4,169.12
(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years

$278.50	$960.62	$1,737.74	$4,169.12

1 This example reflects deduction of the Withdrawal Charge calculated according to the schedule set forth in the “Owner Transaction Expenses” table above.

Income Segment – Maximum Guarantee Benefit Fee Example. The Example below assumes that you invest $10,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, maximum Guarantee Benefit Fee and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years

$990.00	$1,690.34	$2,402.94	$4,797.37
(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years

$360.00	$1,150.34	$2,042.94	$4,797.37
These Examples do not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted from Contract Value upon full surrender, death, or annuitization. These Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract.
The fee tables and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See Charges and Deductions below.

1 This example reflects deduction of the Withdrawal Charge calculated according to the schedule set forth in the “Owner Transaction Expenses” table above.

Condensed Financial Information
Because the Contracts are new, we have no condensed Sub-Account financial information to report. In the future we will provide a table that shows selected information concerning accumulation units for each Sub-Account. An accumulation unit is the unit that we use to calculate the value of your interest in a Sub-Account.

Summary
The Great-West Smart Track® II variable annuity allows you to accumulate assets on a tax-deferred basis by investing in a variety of variable investment options (the Sub-Accounts). The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. You bear the entire investment risk for all amounts invested in them. Depending on the performance of the Sub-Accounts you select, your Annuity Account Value could be less than the total amount of your Contributions.

How to contact the Retirement Resource Operations Center:
Retirement Resource Operations Center
P.O. Box 173920
Denver, CO 80217-3920
1-877-723-8723

How to Invest
We refer to amounts you invest in the Contract as “Contributions.” The minimum initial Contribution is $10,000. Additional Contributions to the Investment Segment can be made at any time before you begin receiving annuity payments or taking periodic withdrawals.
The minimum subsequent Contribution is $500 (or $100 if investing via an Automatic Bank Draft Plan, if available). However, total Contributions may not exceed $1,000,000 without prior approval from Great-West. We reserve the right to accept lower minimum initial or subsequent Contributions or accept larger maximum total Contributions. The Contract is a long-term investment and is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Code or may expose you to a Withdrawal Charge or tax penalties.
You may purchase the Great-West Smart Track® II variable annuity through a 1035 Exchange of another insurance contract.
Withdrawal Charge
Full surrenders or partial withdrawals of your Annuity Account Value may be subject to the Withdrawal Charge. For purposes of calculating the Withdrawal Charge, we deem the oldest Contributions to be withdrawn first and Contributions to be withdrawn before earnings. For more information, please see Charges and Deductions beginning below.
Right to Cancel Period
After you receive your Contract, you may examine it for at 10 days, during which time you may cancel your Contract as described in more detail in this Prospectus. The money you contribute to the Contract will be invested in the Great-West Money Market Sub-Account until the Transaction Date following the end of the right to cancel period. If you purchase the Contract as a replacement of an existing life insurance or annuity contract, your right to cancel period will be extended to 60 days. We will not deduct a Withdrawal Charge from the amount returned during the right to cancel period.
Payout Options
The Great-West Smart Track® II variable annuity offers three payout options - (1) periodic withdrawals, (2) variable annuity payouts; or (3) a single, lump-sum payment.
Prior to the Annuity Commencement Date, you can withdraw all or a part of your Annuity Account Value. Full or partial withdrawals may be subject to the Withdrawal Charge. Certain withdrawals will normally be subject to federal income tax and may also be subject to a federal penalty tax. You may also pay a Premium Tax upon a withdrawal.

If the Owner dies before the Annuity Commencement Date, we will pay the Death Benefit to your Beneficiary. If the Owner dies before the entire value of the Contract is distributed, we will distribute the remaining value according to the rules outlined in the Death Benefit section below.
The amount distributed to your Beneficiary will depend on the Death Benefit option you select. We offer two Death Benefit options. For both options, the Owner, Annuitant, and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued. Option 1 provides for the payment of your Annuity Account Value minus any Premium Tax. Option 2 provides for the payment of the greater of (1) your Annuity Account Value, minus any Premium Tax or (2) the sum of all Contributions, minus the impact of partial withdrawals, distributions and Premium Tax, if any. If you select Death Benefit Option 1, your Mortality and Expense Risk Charge will be 1.00%. If you choose Death Benefit option 2, this charge will be 1.20%.
This summary highlights some of the more significant aspects of the Great-West Smart Track® II variable annuity. You’ll find more detailed information about these topics throughout the Prospectus and in your Contract. Please keep them both for future reference.

Great-West Life & Annuity Insurance Company of New York
Great-West (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York (“CLNY”)) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. We operate in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York and our Home Office is located at 50 Main Street, White Plains, New York 10606.
We are a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a life insurance company domiciled in Colorado. GWL&A is a wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a Delaware holding company. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. (“Lifeco”), a Canadian holding company. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Financial is a subsidiary of Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
Effective December 31, 2005, First Great-West Life & Annuity Insurance Company (“First Great-West”), a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed First Great-West Life & Annuity Insurance Company. As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of First Great-West, including the Series Account, and it became directly liable for First Great-West’s liabilities and obligations, including those with respect to other variable annuity contracts supported by the Series Account. Effective September 24, 2012, First Great-West Life & Annuity Insurance Company was then renamed Great-West Life & Annuity Insurance Company of New York.

The Series Account
The Series Account was established in accordance with New York law on September 23, 1989.
The Series Account is registered with the SEC under the 1940 Act as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.
We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.
We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts and other of our variable insurance products participating in the Series Account. Those assets may not be charged with our liabilities from our other businesses. Our obligations under the Contracts and other products are, however, our general corporate obligations.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
The Series Account is divided into several Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new Sub-Accounts or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.
We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

The Portfolios
The Contract offers a number of investment options, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios. You should read the Portfolios’ prospectuses in connection with this Prospectus. You may obtain a copy of the Portfolios’ prospectuses without charge by Request. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of that Portfolio’s prospectus.
Each Portfolio:

•	holds its assets separately from the assets of the other Portfolios,

•	has its own distinct investment objectives and policies, and

•	operates as a separate investment fund.
The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.
Some of the Portfolios have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ.
Payments We Receive. Some of the Portfolios’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Portfolios. Such compensation is typically a percentage of Series Account assets invested in the relevant Portfolio and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Contract, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Portfolios for providing distribution related services related to shares of Portfolios offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Portfolio.
If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Portfolios and their related companies may pay the intermediary for services provided with regard to the sale of Portfolio shares to the Sub-Accounts under the Contract. The amount and/or structure of the compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and certain Sub-Accounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Contract or visit your financial intermediary's website for more information.
Portfolio Investment Objectives. The investment objectives of the Portfolios available under the Investment Segment are briefly described below followed by the investment objective of the Covered Fund available under the Income Segment:
The Alger Portfolios, Inc. – advised by Fred Alger Management, Inc. of New York, New York.
Alger Small Cap Growth Portfolio (Class I-2) seeks long term capital appreciation.
Alger SMid Cap Growth Portfolio (Class I-2) seeks long term capital appreciation.
American Century Variable Portfolios, Inc. – advised by American Century® Investment Management, Inc. of Kansas City, Missouri, advisers to the American Century family of mutual funds.
American Century Investments VP Inflation Protection Fund (Class II) pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Investments VP Mid Cap Value Fund (Class II) seeks long-term capital growth. Income is a secondary objective.
BlackRock Portfolios – advised by BlackRock Advisors, LLC of Wilmington, Delaware.
BlackRock Global Allocation V.I. (Class III) seeks high total investment return.
BlackRock High Yield V.I. (Class III) seeks to maximize total return, consistent with income generation and prudent investment management.
Columbia Funds Variable Insurance Trust – advised by Columbia Management Investment Advisors, LLC of Boston, Massachusetts.
Columbia Variable Portfolio Small Cap Value Fund (Class 2) seeks long-term capital appreciation.
Delaware VIP Trust – managed by Delaware Management Company of Philadelphia, Pennsylvania.
Delaware VIP Emerging Markets Series (Service Class) seeks long term capital appreciation.
Delaware VIP REIT Series (Service Class) seeks maximum long-term total return, with capital appreciation as a secondary objective.
Delaware VIP Small Cap Value Series (Service Class) seeks capital appreciation.
Dreyfus Investment Portfolios – advised by The Dreyfus Corporation of New York, New York.
Dreyfus Investment Portfolios Technology Growth Portfolio (Service Shares) seeks capital appreciation.
Dreyfus Variable Investment Fund – advised by The Dreyfus Corporation of New York, New York.
Dreyfus Variable Investment Fund Appreciation Portfolio (Service Shares) seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
Dreyfus Variable Investment Fund International Value Portfolio (Service Shares) seeks long term capital growth.1
Deutsche Variable Series I (formerly DWS Variable Series I) – advised by Deutsche Investment Management Americas, Inc. of New York, New York.2
Deutsche Capital Growth VIP (formerly DWS Capital Growth VIP) (Class B) seeks to provide long-term growth of capital.2
Deutsche Global Small Cap VIP (formerly DWS Global Small Cap VIP) (Class B) seeks above-average capital appreciation over the long term.2
Deutsche Variable Series II (formerly DWS Variable Series II) – advised by Deutsche Investment Management Americas, Inc. of New York, New York.2
Deutsche Large Cap Value VIP (formerly DWS Large Cap Value VIP) (Class B) seeks to achieve a high rate of total return.2

Deutsche Small Mid Cap Value VIP (formerly DWS Small Mid Cap Value VIP) (Class B) seeks long-term capital appreciation.2
Great-West Funds, Inc. – advised by Great-West Capital Management, LLC of Greenwood Village, Colorado.
Great-West Ariel Mid Cap Value Fund (Initial Class) seeks long-term capital appreciation.
Great-West Bond Index Fund (Initial Class) seeks investment results that track the total return of the debt securities that comprise the Barclays U.S. Aggregate Bond Index.
Great-West Federated Bond Fund (Initial Class) seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Great-West International Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index.
Great-West Loomis Sayles Bond Fund (Initial Class) seeks high total investment return through a combination of current income and capital appreciation.
Great-West Loomis Sayles Small Cap Value Fund (Initial Class) seeks long-term capital growth.
Great-West MFS International Growth Fund (Initial Class) seeks long-term growth of capital.
Great-West MFS International Value Fund (Initial Class) seeks long-term capital growth.
Great-West Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Great-West Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.
Great-West Putnam Equity Income Fund (Initial Class) seeks capital growth and current income.
Great-West Putnam High Yield Bond Fund (Initial Class) seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.
Great-West Real Estate Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts.
Great-West S&P 500® Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500® Index.3
Great-West S&P Mid Cap 400® Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index.3
Great-West S&P Small Cap 600® Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard’s & Poor’s SmallCap 600® Index.3
Great-West Short Duration Bond Fund (Initial Class) seeks maximum total return that is consistent with preservation of capital and liquidity.
Great-West Stock Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500® Index and the Standard & Poor’s MidCap 400® Index, weighted according to their pro-rata share of the market.3
Great-West Templeton Global Bond Fund (Initial Class) seeks current income with capital appreciation and growth of income.
Great-West T. Rowe Price Mid Cap Growth Fund (Initial Class) seeks long-term capital appreciation.
Great-West U.S. Government Mortgage Securities Fund (Initial Class) seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Great-West Profile Funds
Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.
Great-West Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments.
Great-West Moderately Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments and, to a lesser degree, in underlying funds that emphasize fixed income investments.
Great-West Moderate Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments.
Great-West Moderately Conservative Profile I Fund (Initial Class) seeks income and capital appreciation primarily through investments in underlying funds that emphasize fixed income investments and, to a lesser degree, in underlying funds that emphasize equity investments.
Great-West Conservative Profile I Fund (Initial Class) seeks capital preservation primarily through investments in underlying funds that emphasize fixed income investments.
Great-West Lifetime Asset Allocation Funds
Great-West Lifetime 2015 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2015, the Fund seeks income and, secondarily, capital growth.
Great-West Lifetime 2025 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Fund seeks income and, secondarily, capital growth.
Great-West Lifetime 2035 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and, secondarily, capital growth.
Great-West Lifetime 2045 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and, secondarily, capital growth.
Great-West Lifetime 2055 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and, secondarily, capital growth.
Invesco Variable Insurance Funds – advised by Invesco Advisers, Inc., Houston, Texas, and sub-advised by advisory entities affiliated with Invesco Advisors, Inc.
Invesco V.I. Core Equity Fund (Series II) seeks long-term growth of capital.
Invesco V.I. Global Real Estate Fund (Series II) seeks total return through growth of capital and current income.
Invesco V.I. Growth and Income Fund (Series II) seeks long-term growth of capital and income.
Invesco V.I. International Growth Fund (Series II) seeks long-term growth of capital.
Invesco V.I. Small Cap Equity Fund (Series II) seeks long-term growth of capital.
Janus Aspen Series – advised by Janus Capital Management LLC of Denver, Colorado.
Janus Aspen Perkins Mid Cap Value Portfolio (Service Shares) seeks capital appreciation.
Janus Aspen Series Balanced Portfolio (Service Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Aspen Series Flexible Bond Portfolio (Service Shares) seeks to obtain maximum total return, consistent with preservation of capital.
Janus Aspen Series Overseas Portfolio (Service Shares) seeks long-term growth of capital.
Lazard Retirement Series – advised by Lazard Asset Management, LLC of New York, New York.
Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares) seeks long-term capital appreciation.1
Lord Abbett Portfolios – advised by Lord, Abbett & Co. LLC of Jersey City, New Jersey.
Lord Abbett Series Developing Growth Portfolio (Class VC) seeks long term growth of capital.
Neuberger Berman Advisers Management Trust – advised by Neuberger Berman Management LLC of New York, New York.
Neuberger Berman AMT Socially Responsive Portfolio (S Class) seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.
Oppenheimer Funds – advised by OFI Global Asset Management, Inc. of New York, New York.
Oppenheimer Main Street Small Cap VA (Service Class) seeks capital appreciation.
PIMCO Variable Insurance Trust – advised by Pacific Investment Management Company, LLC of Newport Beach, California.
PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) seeks maximum real return, consistent with prudent investment management.
PIMCO VIT Low Duration Portfolio (Advisor Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio (Advisor Class) seeks maximum real return consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio (Advisor Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust – advised by Putnam Investment Management, LLC of Boston, Massachusetts.
Putnam VT American Government Income Fund (Class IB) seeks high current income with preservation of capital as its secondary objective.
Putnam VT Capital Opportunities Fund (Class IB) seeks long-term growth of capital.
Putnam VT International Growth Fund (Class IB) seeks long-term capital appreciation.
Putnam VT Voyager Fund (Class IB) seeks capital appreciation.
T. Rowe Price Equity Series, Inc. – advised by T. Rowe Price Associates, Inc. of Baltimore, Maryland.
T. Rowe Price Blue Chip Growth Portfolio (Class II) seeks long-term capital growth; income is a secondary objective.
T. Rowe Price Health Sciences Portfolio (Class II) seeks long-term capital appreciation.
The Universal Institutional Funds, Inc. – advised by Morgan Stanley Investment Management Inc. of New York, New York.
The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio (Class II) seeks long-term capital growth by investing primarily in common stocks and other equity securities.1
Van Eck VIP Trust – advised by Van Eck Associates Corporation of New York, New York.
Van Eck VIP Global Hard Assets Fund (Class S) seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
The investment objectives of the Covered Fund available under the Income Segment are briefly described below and discussed in more detail below under Guaranteed Lifetime Withdrawal Benefit below.
Great-West Funds, Inc. – advised by Great-West Capital Management, LLC of Greenwood Village, Colorado.
Great-West SecureFoundation® Balanced Fund (Class L) seeks long-term capital appreciation and income.

1 This Portfolio is closed to new investors and new Contributions.
2 This Portfolio and Series name change will take effect on August 11, 2014.
3 Standard & Poor’s, S&P 500 Composite Index, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Funds, Inc. and Great-West Life & Annuity Insurance Company and its affiliates. The Funds that track those indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of using any index.

Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.

Where to Find More Information About the Portfolios
Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current prospectuses of the Portfolios, which can be obtained from the Retirement Resource Operations Center. You may also visit www.greatwestsmarttrackny.com.
You should read the Portfolios’ prospectuses carefully before making any decision concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.

Addition, Deletion or Substitution of Sub-Accounts
Great-West does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments.
Great-West reserves the right to discontinue the offering of any Portfolio. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio’s shares. Any share substitution will comply with the requirements of the 1940 Act.
If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio’s elimination.
Based on marketing, tax, investment and other conditions, we may establish new Sub-Accounts and make them available to Owners at our discretion. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle.
If, in our sole discretion, marketing, tax, investment or other conditions warrant, we may also eliminate one or more Sub-Accounts. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.

Application and Initial Contributions
The first step to purchasing the Great-West Smart Track® II variable annuity is to complete your Contract application and submit it with your initial minimum Contribution of $10,000. You can make initial Contributions by check (payable to Great-West), by transferring amounts from an eligible brokerage account, or by other method approved by Great-West. You also may purchase the Contract through a 1035 Exchange provided that the contract you are exchanging for the Great-West Smart Track® II variable annuity has a cash value of at least $10,000.
The Contract application and any initial Contributions made by check should be sent to the Retirement Resource Operations Center.
If your application is complete, your Contract will be issued and your Contribution will be credited within two Business Days after receipt by Great-West. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.
If your application is incomplete, we will contact you by telephone or email to obtain the required information. If the information necessary to complete your application is not received within five Business Days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.
Great-West reserves the right to lower the minimum initial Contribution.

Right to Cancel Period
During the 10 day right to cancel period, you may cancel your Contract. If you exercise your right to cancel, you must return the Contract to Great-West or to the representative from whom you purchased it. The Contract will be void from the start and Great-West will refund the greater of: 1) Contributions (less any withdrawals and distributions taken during the right to cancel period); or 2) the Annuity Account Value. If the Contract is issued as a replacement of existing life insurance or annuity coverage, the right to cancel period is extended to 60 days from the date of receiving it.
After the right to cancel period, we will allocate the Annuity Account Value held in the Great-West Money

Market Sub-Account to the Sub-Accounts selected by the Owner. During the right to cancel period, the Owner may select among the Sub-Accounts but any selections made during the right to cancel period will not take effect until the right to cancel period has expired.
After the right to cancel period, we allocate Contributions to the Annuity Account in the proportion Requested by the Owner. If there are no accompanying instructions, then allocations will be made in accordance with standing instructions. Allocations will be effective upon the Transaction Date.
During the right to cancel period, you may change your Sub-Account allocations as well as your allocation percentages but your changes will not be effective until after the right to cancel period expires.

Subsequent Contributions
Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions to the Investment Segment at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least $500 (or $100, if made via an Automatic Bank Draft Plan, if available). Total Contributions may exceed $1,000,000 only with our prior approval.
You can make subsequent Contributions by check, Automatic Bank Draft Plan (if available), transfers from your brokerage account or other method approved by Great-West. If you make subsequent Contributions by check, your check should be payable to Great-West.
You will receive a confirmation of each Contribution you make upon its acceptance. Subsequent Contributions are credited the day they are received in the Retirement Resource Operations Center at Great-West if they are received on a Business Day. Subsequent Contributions received on non-Business Days will be credited the next Business Day.
If you cancel a purchase payment or if your check is returned due to insufficient funds, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. We reserve the right to refrain from allocating Contributions to your selected Sub-Accounts until your bank notifies us that your check has cleared.
Great-West reserves the right to modify the limitations set forth in this section.

Annuity Account Value
Before the Annuity Commencement Date, the value of your Contract is the Annuity Account Value, which, before your Annuity Commencement Date, is the total dollar amount of all Accumulation Units credited to you for each Sub-Account. Initially, the value of each Accumulation Unit was set at $10.00.
Each Sub-Account’s value prior to the Payout Election Date is equal to:

•	Contributions allocated to the corresponding Sub-Account,

•	plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results,

•	minus the daily mortality and expense risk charge and/or quarterly Guarantee Benefit Fee, and

•	minus any withdrawals or Transfers from the Sub-Account.
The value of a Sub-Account’s assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.
The Annuity Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges.
Upon allocating Contributions to a Sub-Account you will be credited with variable Accumulation Units in that Sub-Account. The number of Accumulation Units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an Accumulation Unit. The value of the Accumulation Unit is determined and credited at the end of the valuation period during which the Contribution was received.
Each Sub-Account’s Accumulation Unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-

Account’s Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is discussed in Appendix A.

Transfers
While your Contract is in force, and subject to the terms of the GLWB Rider, if applicable, you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts by telephone, in writing by sending a Request to the Retirement Resource Operations Center, or through the Internet at www.greatwestsmarttrackny.com. Incoming Transfers to closed Sub-Accounts are not permitted.
Your Request must specify:

•	the amounts being Transferred,

•	the Sub-Account(s) from which the Transfer is to be made, and

•	the Sub-Account(s) that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts during any calendar year. However, we reserve the right to limit the number of Transfers you make. Also, there is currently no charge for Transfers. We reserve the right to impose such a charge in the future. If we choose to exercise these rights, we will notify you by sending you a supplement to this Prospectus, in accordance with all applicable regulations.
A Transfer generally will be effective on the date the Retirement Resource Operations Center receives the Request for Transfer if received before 4:00 p.m. ET on a Business Day. Any Transfer request received after 4:00 p.m. ET becomes effective on the following Business Day. Under current tax law, there will not be any tax liability to you if you make a Transfer.
Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of Accumulation Units having a total value equal to the dollar amount being transferred. The purchase and/or cancellation of such units is made using the value of the Sub-Accounts as of the end of the valuation date on which the Transfer is effective.
We reserve the right without prior notice to modify, restrict, suspend, or eliminate the Transfer privileges (including telephone and/or Internet Transfers) at any time.
At present, we do not impose minimums on amounts that must be transferred. However, we reserve the right to impose, from time to time, minimum dollar amounts that may be transferred from a Sub-Account.
We also reserve the right to impose, from time to time, minimum dollar amounts that must remain in a Sub-Account after giving effect to a Transfer from that Sub-Account. At present, we do not impose any such minimums.

Market Timing and Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of contract owners in the underlying Portfolios. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s portfolio securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively high cash position, resulting in increased brokerage costs and lost investment opportunities.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Owners. As part of those procedures, certain of the Portfolios have instructed us to perform standardized trade monitoring, while other Portfolios perform their own monitoring and request reports of the Owner’s trading activity if prohibited trading is suspected. If an Owner’s trading activity is determined to constitute prohibited trading, as defined by the applicable Portfolio, Great-West will notify the Owner that a trading restriction will be implemented if the Owner does not cease the prohibited trading. Some Portfolios may require that trading restrictions be implemented immediately without warning, in which case we will notify the Owner of the restriction imposed by the Portfolio(s), as applicable.
If a Portfolio determines, or, for Portfolios for which we perform trade monitoring, we determine based on the applicable Portfolio’s definition of prohibited trading, that the Owner continues to engage in prohibited trading, we will restrict the Owner from making Transfers into the identified Portfolio(s) for the period of time specified by the Portfolio(s). Restricted Owners will be permitted to make Transfers out of the identified Portfolio(s) to other available Portfolio(s). When the Portfolio’s restriction period has been met, the Owner will automatically be allowed to resume Transfers into the identified Portfolio(s).
For Portfolios that perform their own monitoring, the Series Account does not impose trading restrictions unless a Portfolio first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless a trading pattern is established. To the extent such Portfolios do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Portfolios may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. We do not enter into agreements with Owners whereby we permit prohibited trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.
The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage prohibited trading. For example, a Portfolio may impose a redemption fee. The Owner should also be aware that we are legally obligated to provide (at the Portfolios’ request) information about each amount you cause to be deposited into a Portfolio (including by way of premium payments and Transfers under your Contract) or removed from the Portfolio (including by way of withdrawals and Transfers under your Contract). If a Portfolio identifies you as having violated the Portfolio’s frequent trading policies and procedures, we are obligated, if the Portfolio requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Portfolio. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or Transfers by specific Owners who violate the frequent trading policies established by the Portfolio. Accordingly, if you do not comply with any Portfolio’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Portfolio or directing any Transfers or other exchanges involving that Portfolio. You should review and comply with each Portfolio’s frequent trading policies and procedures, which are disclosed in the Portfolios’ current prospectuses.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in prohibited trading. In addition, our orders to purchase shares of the Portfolios are generally subject to acceptance by the Portfolio, and in some cases a Portfolio may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Portfolio is not accepted by, or is reversed by, an applicable Portfolio.
You should note that other insurance companies and retirement plans may also invest in the Portfolios and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. You should also know that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Owners and/or individual owners of variable insurance contracts. The nature of such orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Portfolios may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Portfolios will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Portfolios. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent Transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Portfolio.

Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from the Great-West Money Market Sub-Account to any other open Sub-Account in either the Investment Segment or the Income Segment. These systematic Transfers may be used to Transfer values from the Great-West Money Market Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Dollar Cost Averaging.
You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual, or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.
If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the Contract. Dollar cost averaging Transfers must meet the following conditions:

•	The minimum amount that can be Transferred out of the selected Sub-Account is $100.

•
You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percentage of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.

How dollar cost averaging works:

Month	Contribution	Units Purchased	Price per Unit
Jan.	$250	10	$25.00
Feb.	250	12	20.83
Mar.	250	20	12.50
Apr.	250	20	12.50
May	250	15	16.67
June	250	12	20.83
   Average market value per unit $18.06
   Investor’s average cost per unit $16.85
In the chart above, if all units had been purchased at one time at the highest unit value of $25.00, only 60 units could have been purchased with $1500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1500 at an average unit price of $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of $18.06.

You may not participate in dollar cost averaging and Rebalancer at the same time. During the GAW Phase, dollar cost averaging Transfers may not be made into the Income Segment. Any dollar cost averaging Transfers into the Income Segment that are scheduled during the GAW Phase will be automatically defaulted into the Great-West Money Market Sub-Account.
Great-West reserves the right to modify, suspend, or terminate dollar cost averaging at any time.
Rebalancer
Over time, variations in each Sub-Account’s investment results will change your asset allocation percentages. Rebalancer allows you to automatically reallocate your Investment Segment Account Value to maintain your desired asset allocation. The Income Segment Account Value is not eligible for the Rebalancer. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Rebalancer and it is only available for assets held in the Investment Segment.
You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the request.
If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

How Rebalancer works:
Suppose you purchased your annuity and you decided to allocate 60% of your initial Contribution to stocks; 30% to bonds and 10% to cash equivalents as in this pie chart:
Now assume that stock Portfolios outperform bond Portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the asset allocation of the above hypothetical plan to look like this:
Rebalancer automatically reallocates your Annuity Account Value to maintain your desired asset allocation. In this example, the portfolio would be reallocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.

On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The Rebalancer option will terminate automatically when you start taking payouts from the Contract.
Rebalancer Transfers must meet the following conditions:

•	Your Investment Segment Account Value must be included (except for Sub-Accounts that are closed to new Contributions and incoming Transfers).

•
You must specify the percentage of your Investment Segment Account Value that you wish allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time.

•	You may not participate in dollar cost averaging and Rebalancer at the same time.
Rebalancer is not available after annuity payouts have begun. Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time.

Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to the Retirement Resource Operations Center; however, any withdrawals over $25,000 must be submitted in writing. Withdrawals are subject to the rules below and federal or state laws, rules, or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, less any Withdrawal Charge and applicable Premium Tax. No withdrawals may be made from the Investment Segment after the Annuity Commencement Date. If you surrender your Contract, the GLWB Rider, if elected, will terminate.
If you request a partial withdrawal, your Annuity Account Value will be reduced by the partial withdrawal amount and the Death Benefit, if applicable, will be reduced on a proportionate basis measured as a percentage of the partial withdrawal against the current Annuity Account Value. For example, a partial withdrawal of 10% of the Annuity Account Value would reduce your Death Benefit by 10%.
Numerical Example
Sum of Contract Contributions = $50,000
Annuity Account Value = $40,000
Withdrawal amount* = $4,000
New Annuity Account Value = $36,000
Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)
*Withdrawal amount may be subject to the Withdrawal Charge.
Partial withdrawals are unlimited. However, you must specify the Sub-Account(s) from which the withdrawal is to be made. The minimum partial withdrawal is $500.
The following terms apply to withdrawals:

•	Partial withdrawals and surrenders may be subject to the Withdrawal Charge, as described below in Charges and Deductions.

•	Partial withdrawals or surrenders from the Investment Segment are not permitted after the Annuity Commencement Date.

•	If a partial withdrawal is made within 30 days of the date annuity payouts are scheduled to begin, we may delay the Annuity Commencement Date by 30 days.

•	A partial withdrawal or a surrender will be effective upon the Transaction Date.
Withdrawal requests submitted in writing must include your original signature. If your instructions are not clear, your request will be denied and no surrender or partial withdrawal will be processed.
If we receive a Request for surrender or partial withdrawal, we may postpone any cash payment from the Annuity Account Value for no more than 7 days.
We may also delay payment for any of the following reasons:

(a)	any period during which the New York Stock Exchange is closed (other than customary weekend and holding closings) or trading on the New York Stock Exchange is restricted;

(b)	any period during which an emergency exists such that the disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; or

(c)	any other period as the Securities and Exchange Commission may by order permit for the protection of security holders.
After a withdrawal of all of your Annuity Account Value, or at any time that your Annuity Account Value and Benefit Base are reduced to zero, all your rights under the Contract and GLWB Rider will terminate.

Tax Consequences of Withdrawals
Withdrawals may be taxable—including Guaranteed Lifetime Withdrawal Benefits.
In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the Internal Revenue Service (“IRS”). If you request partial withdrawals, your Annuity Account Value will be reduced by the sum of the amount of the withdrawal and the related withholding.

You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. If you are younger than 59½, the taxable portion of any withdrawal is generally considered to be an early withdrawal and may be subject to an additional federal penalty tax of 10%.
Some states also require withholding for state income taxes. For details about withholding, please see Federal Tax Matters below.

Telephone and Internet Transactions
You may make Transfer Requests by telephone, fax and/or by Internet. Transfer Requests received before 4:00 p.m. ET will be made on that day at that day’s unit value. Those received after 4:00 p.m. ET will be made on the next Business Day at that day’s unit value.
We will use reasonable procedures to confirm that instructions communicated by telephone, fax and/or Internet are genuine, such as:

•	requiring some form of personal identification prior to acting on instructions;

•	providing written confirmation of the transaction; and/or

•	tape recording the instructions given by telephone.
If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.
We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, at our discretion. We currently do not permit partial withdrawals or surrenders by telephone; however you may request partial withdrawal Requests in the amount of $25,000 or less by Internet. All Requests for full surrenders, periodic withdrawals, and partial withdrawals in excess of $25,000 must be in writing.

Death Benefit
At the time you apply to purchase the Contract, you select one of the two Death Benefit options we offer.
Option 1 – The amount of the Death Benefit under Option 1 will be your Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax.
The Owner, Annuitant, and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued in order for you to select Option 1. Your Mortality and Expense Risk Charge under Option 1 is 1.00% of the average daily value of the Sub-Accounts to which you have allocated Contributions.
Option 2 — The amount of the Death Benefit under Option 2 will be the greater of:

•	the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or

•
the sum of Contributions applied to the Contract in both the Investment Segment and the Income Segment, as of the date the Request for payment is received, less the proportionate impact of any distributions, partial or periodic withdrawals and Premium Tax, if any.

The Owner, Annuitant, and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued in order for you to select Option 2. Your Mortality and Expense Risk Charge under Option 2 is 1.20% of the average daily value of the Sub-Accounts to which you have allocated Contributions.
For a full description of the circumstances under which we pay the Death Benefit, please see Distribution of Death Benefit below.
The difference between the two Death Benefit options we offer is that the amount payable upon death (the Death Benefit) is based on different criteria for each option and there is a different Mortality and Expense Risk Charge for each. Option 2 provides for the return of Contributions in the event that amount is greater than the Annuity Account Value (minus any Premium Tax and minus the proportionate impact of any partial withdrawals). This could happen, for example, if the Death Benefit becomes payable soon after the Contract is purchased (say, one to three years) and, during those years, while Contributions are being made, the investment markets generally are in decline. Under these circumstances, it is possible that the performance of the Sub-Accounts you select may cause the Annuity Account Value to be less than the total amount of Contributions. If you have selected Death Benefit option 2 on a Contract, your Beneficiary would receive the greater amount, in this case, the sum of all Contributions (minus any Premium Tax and minus the proportionate impact of any partial withdrawals). If you have selected Death

Benefit option 1, your Beneficiary would receive the lesser amount, in this case, the Annuity Account Value (minus any Premium Tax).
The Death Benefit will become payable following our receipt of the Beneficiary’s claim in good order. When an Owner dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until: (i) new allocation instructions are requested by the Beneficiary; (ii) the Death Benefit is actually paid to the Beneficiary, except where the GLWB may not be maintained by the Beneficiary; or, (iii) a Request for a payout of the Death Benefit is processed, as described below.
The amount of the Death Benefit will be determined as of the date we receive a Request for the payout of the Death Benefit. However, on the date a payout option is processed, the Annuity Account Value will be transferred to the Great-West Money Market Sub-Account unless the Beneficiary elects otherwise.
Subject to the distribution rules below, payout of the Death Benefit may be made as follows:

•	payout in a single sum, or

•	payout under any of the variable annuity options provided under this Contract.
In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules or regulations.

Ownership
The Owner, and if selected, Joint Owner, exercise all rights and privileges under the Contract, while the Annuitant is living. Unless otherwise required by the state in which the Contract is issued, the Owner may not be changed and the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated. A change of Owner must be made in writing in a form satisfactory to us. The change will take effect as of the date the Request is processed, unless you specify a certain date. Any change is subject to any payout or other action we have taken before recording your ownership change. A change in the Owner of the Contract will result in termination of the GLWB Rider except in certain circumstances. See Termination of the GLWB Rider below.

Grantor Trust Owned Annuity
Contracts owned by a Grantor Trust are not considered owned by a non-natural person and will be subject to the tax requirements generally applicable to Non-Qualified Annuity Contracts or the tax requirements applicable to individual retirement annuities if the Contract is a Qualified Annuity Contract under Section 408(b) of the Code. Grantor Trust-owned Contracts receive tax deferral in accordance with the Code. Upon the death of the Grantor, the Death Benefit will be paid pursuant to the Death Benefit provisions of the Contract. We do not permit the Contract to be owned by a Grantor Trust with multiple Grantors.

Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant’s death.
You may also select one or more Contingent Beneficiaries. You may change the Contingent Beneficiary before the Annuitant’s death. If one or more primary Beneficiaries are alive within 30 days after the Annuitant’s death, the Contingent Beneficiary cannot become the primary Beneficiary and any interest the Contingent Beneficiary may have in the Contract will cease.
A change of Beneficiary or Contingent Beneficiary will take effect as of the date the Request is processed, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the Contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid to the Contingent Beneficiary. If no Contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no

Beneficiary or Contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner’s estate.
If the Beneficiary is not the Owner’s surviving Spouse, she/he may elect, not later than one year after the Owner’s date of death, to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that:

•	such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary; and

•	such distributions begin no later than one year after the Owner’s date of death.
If Great-West does not receive an election from a non-Spouse Beneficiary or substantially equal installments begin later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death. The Death Benefit will be determined as of the Annuity Commencement Date.
If a corporation or other non-individual entity is entitled to receive benefits upon the Owner’s death, the Death Benefit must be completely distributed within five years of the Owner’s date of death.
A Beneficiary or Contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or Contingent Beneficiary, as applicable, except as allowed by law.

Distribution of Death Benefit
Any Death Benefit payable to a Beneficiary upon the Owner’s death will be distributed as follows:

(1)
If the Owner’s surviving Spouse is the person entitled to receive benefits upon the Owner’s death, the surviving Spouse will be treated as the Owner and will be allowed to take the Death Benefit or continue the Contract in force. However, if single life GAW Installments have been selected for the Income Segment, then the GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Great-West Money Market Sub-Account;

(2)
If a non-Spouse individual is the person entitled to receive benefits upon the Owner’s death, the non-Spouse individual Beneficiary may elect to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary; and (b) such distributions begin no later than one year after the Owner’s date of death. The GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Great-West Money Market Sub-Account. If Great-West does not receive an election from an individual non-Spouse Beneficiary such that substantially equal installments have begun no later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death.

The Death Benefit will be determined as of the date the payouts commence.
Death of Annuitant Who is Not the Owner of the Contract
Upon the death of the Annuitant while the Owner is living, and before the Annuity Commencement Date, no Death Benefit will be payable and the Owner (or the Grantor, if the Owner is a Grantor Trust) will become the Annuitant unless a Contingent Annuitant has previously been designated. The Owner may designate a new Annuitant, however, at any time, as provided in the Contract.
If the Owner names a Contingent Annuitant prior to the Annuitant’s death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.
If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant’s date of death.
Death of Owner Who Is Not the Annuitant
If the Owner dies before the Annuity Commencement Date and there is a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.
In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If the Owner dies after the Annuity Commencement Date and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner’s date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.
Death of Owner Who Is the Annuitant
If there is a Contingent Annuitant and a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner will become the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.
If there is a Joint Owner who is the surviving Spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.
In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death) and/or Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If Owner/Annuitant Dies After Annuity Commencement Date
If the Owner/Annuitant dies after the Annuity Commencement Date, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as the annuity option in effect on the date of death.
Contingent Annuitant
While the Annuitant is living, you may, by Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the request is processed, unless you specify a certain date. Please note you are not required to designate a Contingent Annuitant.
Deferred Payment
If payment of the death benefit is deferred due to an action to recover the proceeds as defined in New York Insurance law section 3214, interest on the death benefit proceeds will be paid from the date of death of the Owner at the rate currently paid by Great-West on proceeds left on deposit under the interest settlement option.
Impact of Withdrawals on Guaranteed Minimum Death Benefit (Option 2)
If you have selected Death Benefit option 2, you should be aware that distributions and Excess Withdrawals will reduce your Death Benefit on a pro-rata basis.
Numerical Example
Sum of Contract and GLWB Rider Contributions = $50,000
Annuity Account Value = $40,000
Withdrawal amount* = $4,000
New Annuity Account Value = $36,000
Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)
*Withdrawal amount may be subject to the Withdrawal Charge.
The Benefit Base has no value and will not affect the Death Benefit.

Charges and Deductions
When each Contribution is made, no amounts will be deducted from it except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested in the Contract.

As more fully described below, charges under the Contract are assessed only as deductions for:

•	charges against your Annuity Account Value for our assumption of mortality and expense risks;

•	the Withdrawal Charge, if applicable;

•	Premium Tax, if applicable; and/or

•	Guarantee Benefit Fee, if applicable.
Mortality and Expense Risk Charge
The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract which cannot be changed. This means that you can be sure that neither the Annuitant’s longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract. The expense risk we assume is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.
To compensate us for assuming these risks, we deduct a Mortality and Expense Risk Charge from your Annuity Account Value at the end of each valuation period. If you select Death Benefit option 1, this is a daily charge equal to an effective annual rate of 1.00%. We guarantee that this charge will never increase beyond 1.00%. If you select Death Benefit option 2, the Mortality and Expense Risk Charge is a daily charge equal to an effective annual rate of 1.20%. We guarantee that this charge will never increase beyond 1.20%.
The Mortality and Expense Risk Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option.
Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience we incur.
The Mortality and Expense Risk Charge is higher for Owners who have selected Death Benefit option 2 because we bear substantial risk in connection with that option. Specifically, we bear the risk that we may be required to pay an amount to your Beneficiary that is greater than your Annuity Account Value.
If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be profit for us. Currently, we expect a profit from this charge.
Withdrawal Charge
The Withdrawal Charge may apply to amounts you withdraw under your Contract, including periodic withdrawals and full surrenders, depending on the length of time each Contribution has been invested and on the amount you withdraw. The Withdrawal Charge is calculated as a percentage of the Contribution being withdrawn and will reduce the net withdrawal accordingly. It varies with the number of years that have elapsed since each Contribution being withdrawn was made, as set forth in the following table:

Withdrawal Charge
Age of Contribution (being withdrawn)	Withdrawal Charge (as a percentage of the Contribution being withdrawn)
Less than one year old	7%
1 year old or older, but not yet 2 years old	7%
2 years old or older, but not yet 3 years old	6%
3 years old or older, but not yet 4 years old	5%
4 years old or older, but not yet 5 years old	4%
5 years old or older, but not yet 6 years old	3%
6 years old or older, but not yet 7 years old	2%
7 years old or older	0%
For purposes of calculating the Withdrawal Charge, we deem the oldest Contributions to be withdrawn first and Contributions to be withdrawn before earnings. After the amount of all Contributions has been withdrawn, all remaining withdrawals will be free of the Withdrawal Charge.

The Withdrawal Charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the Withdrawal Charge amount. To the extent our expenses for distribution of the Contracts are not covered by the Withdrawal Charge, these expenses will be borne by our general assets, which include profits from the Mortality and Expense Risk Charge. See Distribution of the Contracts below for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.
Free Withdrawals
During each year, beginning on the Effective Date and renewing on each anniversary of the Effective Date, the Owner is allowed a percentage of withdrawals that are free of the Withdrawal Charge. The annual amount of free withdrawals is 10% of the sum of Contributions that are less than seven years old and that were made as of the most recent Effective Date anniversary. For purposes of calculating the Withdrawal Charge on subsequent withdrawals, free withdrawals reduce the amount of the oldest remaining Contribution(s).
Installments paid during the GAW Phase reduce the free withdrawal amount. See Effect of Excess Withdrawals During the GAW Phase below.
Expenses of the Portfolios
The values of the assets in the Sub-Accounts reflect the values of the Sub-Accounts’ respective Portfolio shares and therefore the fees and expenses paid by each Portfolio.
Some of the Portfolios’ investment advisers or administrators may compensate us for providing administrative services in connection with the Portfolios or cost savings experienced by the investment advisers or administrators of the Portfolios. Such compensation is typically a percentage of the value of the assets invested in the relevant Sub-Accounts and generally may range up to 0.35% annually of net assets. GWFS Equities, Inc. (“GWFS”) is the principal underwriter and distributor of the Contracts and may also receive Rule 12b-1 fees (ranging up to 0.25% annually of net assets) directly from certain Portfolios for providing distribution related services related to shares of the Portfolios offered in connection with a Rule 12b-1 plan. If GWFS receives Rule 12b-1 fees, combined compensation received by us for administrative services and received by GWFS for distribution related services generally ranges up to 0.60% annually of the assets invested in the relevant Sub-Accounts.
Premium Tax
We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Currently, due to our total mix of business, our Premium Tax rate in New York for annuities is 0%. In the future, if we are required to pay Premium Taxes, we will deduct the charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from annuity payments. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.
Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in New York. No charges are currently deducted for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.

Periodic Withdrawals
You may request that all or part of the Investment Segment Account Value be applied to a periodic withdrawal option. All requests for periodic withdrawals must be in writing. The amount applied to a periodic withdrawal is the Investment Segment Account Value, less Premium Tax, if any.

In requesting periodic withdrawals, you must elect:

•	The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals;

•	A minimum withdrawal amount of at least $100;

•	The calendar day of the month on which withdrawals will begin;

•	One of the periodic withdrawal payout options discussed below—you may change the withdrawal option and/or the frequency once each calendar year; and

•	The type of allocation of withdrawals from the Investment Segment Sub-Accounts

•	Withdrawals may be prorated across the Investment Segment Sub-Accounts in proportion to their assets; or

•
Withdrawals may be made from specific Investment Segment Sub-Account(s). When the specified Investment Segment Sub-Account(s) is depleted, we will automatically prorate the remaining withdrawals against any remaining Sub-Account assets unless you request otherwise.

While periodic withdrawals are being received:

•	You may continue to exercise all contractual rights, except that no Contributions may be made.

•	You may keep the same Sub-Accounts as you had selected before periodic withdrawals began.

•	Charges and fees under the Contract continue to apply, including the Withdrawal Charge, which may be assessed on periodic withdrawals.
Periodic withdrawals will cease on the earlier of the date:

•	The amount elected to be paid under the option selected has been reduced to zero.

•	The Investment Segment Account Value is zero.

•	You request that withdrawals stop.

•	You purchase an annuity payout option.

•	The Owner or the Annuitant dies.
We may limit the number of times you may restart a periodic withdrawal program.
Periodic withdrawals may be taxable, subject to withholding and to the 10% federal penalty tax if you are younger than age 59½.

If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:
Income for a specified period (at least 36 months)—You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.
Income of a specified amount (at least 36 months)—You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary.
Any other form of periodic withdrawal acceptable to Great-West which is for a period of at least 36 months.

Annuity Payouts From the Investment Segment
You can choose the date that you wish annuity payouts from the Investment Segment to start (the Payout Election Date) either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before the annuity date that you have selected. If you elect to annuitize your Contract, your annuity payouts will be based on the annuity purchase rate guaranteed in your Contract or our current annuity purchase rate, whichever results in a higher annuity payout to you.
If you do not select a Payout Election Date, payouts will begin on the Annuitant’s 90th birthday. If the Owner does not take annuity payouts from the Investment Segment, the entire Annuity Account Value will be annuitized at that time and any benefit under the GLWB Rider will terminate. If you have initiated Installments under the GLWB Rider, only the Investment Segment will be annuitized.
If you have not elected a payout option within 30 days of the Annuity Commencement Date, your Investment Segment Account Value will be paid out as a variable life annuity with a guaranteed period of 15 years.
The amount to be paid out will be based on the Investment Segment Account Value or Annuity Account Value, if applicable, on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Investment Segment Account Value to purchase an annuity payout option is $2,000. If your Investment Segment Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.

If you choose to receive variable annuity payouts from your Contract, you may select from the following payout options:
Variable life annuity with guaranteed period—This option provides for payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10 or 15 years. Upon the death of the Annuitant, the Beneficiary will receive the remaining payouts at the same interval elected by the Owner.
Variable life annuity without guaranteed period—This option provides payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Because no minimum number of payouts is guaranteed, this option may offer the maximum level of payouts. It is possible that only one payout may be made if the Annuitant dies before the date on which the second payout is due.
Any other form of variable annuity payout that is acceptable to Great-West.

Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50. Once annuity payouts commence, you cannot make Contributions or take withdrawals, other than your annuity payouts.
If you elect to receive a single sum payment, the amount paid is the Surrender Value.
Amount of First Variable Payout
The first payout under a variable annuity payout option will be based on the value of the amounts held in the Investment Segment Sub-Accounts or Annuity Account, if applicable, you have selected on the first valuation date preceding the Annuity Commencement Date. We determine the first payout under a variable annuity option by applying the appropriate rate to the amount applied under the payout option. The rate applied reflects an assumed investment return (“AIR”) of 2.5%.
For annuity options involving life income, the actual age, year in which annuitization commences and gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant’s age. We may delay annuity payouts until satisfactory proof is received. Because payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, we may deduct the difference with interest from the next payout or payouts. If payouts were too small, we may add the difference with interest to the next payout. The interest rate used will be 3%.
Annuity Units
We determine the number of Annuity Units paid for each Sub-Account by dividing the amount of the first payout by its Annuity Unit value on the first valuation date preceding the Annuity Commencement Date. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.
Amount of Variable Payouts After the First Payout
Payouts after the first will vary depending upon the investment performance of the Investment Segment Sub-Accounts. Your payouts will increase in amount over time if the Sub-Accounts you select earn more than the 2.5% AIR. Likewise, your payouts will decrease over time if the Sub-Accounts you select earn less than the 2.5% AIR. We determine the subsequent amount paid from each Sub-Account by comparing the actual performance of the Sub-Account to the AIR.
Transfers After the Variable Annuity Commencement Date
Once annuity payouts have begun, Transfers may be made within the variable annuity payout option among the available Investment Segment Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Investment Segment Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.

Other Restrictions (Investment Segment Only)
Once payouts start from the Investment Segment under the annuity payout option you select:

•	no changes can be made in the payout option;

•	no additional Contributions to the Investment Segment will be accepted under the Contract; and

•	no further withdrawals, other than withdrawals made to provide annuity benefits or satisfy the terms of the GLWB Rider, will be allowed.
A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government. State income tax withholding may also apply. Please see Federal Tax Matters below for details.

Guaranteed Lifetime Withdrawal Benefit
When you purchase the Contract, you have the option of allocating Contributions under the GLWB Rider to a Covered Fund(s) in the Income Segment. If you exercise this option, the GLWB will provide you with a Guaranteed Lifetime Withdrawal Benefit, provided all conditions, described below, are met.
GLWB Accumulation Phase
The GLWB Accumulation Phase begins when you make a GLWB election by investing in a Covered Fund(s) in the Income Segment. The GLWB Accumulation Phase ends when you elect to begin taking GAWs. During the Accumulation Phase, a Benefit Base will be established which will be used later to determine, in part, the amount of your GAWs. You may elect the GLWB by allocating Contributions to the Covered Fund(s) on any Business Day as long as you are younger than age 85 on the GLWB Rider Election Date. We will record the GLWB Rider Election Date.
Guarantee Benefit Fee
The annual Guarantee Benefit Fee is assessed quarterly, in arrears, during the GLWB Accumulation Phase and GAW Phase. One-fourth of the Guarantee Benefit Fee is deducted quarterly from your Covered Fund(s) Value no later than the 10th Business Day of the month following the calendar quarter end. The Guarantee Benefit Fee will be calculated based on your Covered Fund(s) Value, subject to the Benefit Base cap, as of the date of the deduction. The Benefit Base may or may not equal the Covered Fund Value at the time the Guarantee Benefit Fee is calculated. The Benefit Base will always be greater than or equal to the Covered Fund Value when the Guarantee Benefit Fee is calculated on a Ratchet Date. We reserve the right to change the frequency of the deduction upon thirty (30) days prior written notice. The Guarantee Benefit Fee will not be assessed during the GLWB Settlement Phase.
The first Guarantee Benefit Fee you pay will be pro-rated based on the portion of the quarter in which you allocated Contributions to the Covered Fund(s). The current Guarantee Benefit Fee is 1.00% of the Covered Fund(s) Value held in the Income Segment. Effective October 1, 2014, the Guarantee Benefit Fee will be 0.70% of the Covered Fund(s) Value held in the Income Segment. We reserve the right to change the frequency and amount of the Guarantee Benefit Fee at our discretion, including, but not limited to, current market conditions, Owner demand, and changes in the design, upon thirty (30) days prior written notice to you. However, the Guarantee Benefit Fee will never be less than 0.70% or greater than 1.50% of your Income Segment Covered Fund(s) Value. We determine the Guarantee Benefit Fee based on observations of a number of long-term experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only., We reserve the right to change the Guarantee Benefit Fee at our discretion, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need any particular event to occur before we may change the Guarantee Benefit Fee.
Any change to the fee will affect all assets in the Covered Fund(s) in the Income Segment.
If you terminate the GLWB Rider, a final pro-rated Guarantee Benefit Fee will be deducted based on the portion of the last quarter that the GLWB Rider was in effect.

The Covered Fund(s)
The GLWB Rider only applies to Covered Funds that Great-West approves for use in the Income Segment. The approved Covered Fund is the Great-West SecureFoundation® Balanced Fund—Class L, described in The Portfolios above.
We may, without your consent, offer new Covered Fund(s) or cease offering Covered Fund(s). We will notify you whenever the Covered Fund(s) are changed. If a Covered Fund is closed, you will maintain your Benefit Base in that Covered Fund and all rights under the GLWB Rider unless you Transfer assets out of the Covered Fund or terminate your Contract. Great-West will complete the allocations between the Covered Fund(s) as disclosed in the notice as of the effective date of the change. Such allocation will remain in effect until you Request a different allocation.
Covered Fund Value
Your Covered Fund Value is the aggregate value of each Covered Fund. Your Covered Fund Value may increase with positive market performance or by Contributions to the Income Segment. Your Covered Fund Value may decrease with negative market performance, deduction of the Guarantee Benefit Fee or by taking an Excess Withdrawal or Guaranteed Annual Withdrawals. Your Guarantee Benefit Fee will be calculated based on your Covered Fund Value as of the date the fee is deducted each quarter.
 The Benefit Base
The Benefit Base is separate from your Covered Fund(s) Value. It is not a cash value. Rather, your Benefit Base is used to calculate Installment Payments during the GAW Phase and the Settlement Phase. Your Benefit Base and your Covered Fund(s) Value may not be equal to one another. Although your Benefit Base is related to your Covered Fund Value, in that your Benefit Base will be ratcheted up if the Covered Fund Value is greater than your Benefit Base on the Ratchet Date, at all other times during the year your Covered Fund Value may be higher or lower than the Benefit Base depending on market performance and other factors impacting the Covered Fund. Your Initial Benefit Base is the sum of all GLWB Rider Contributions initially allocated to the Covered Fund(s) in the Income Segment on the GLWB Rider Election Date.
Each Covered Fund will have its own Benefit Base. A Covered Fund Benefit Base cannot be transferred to another Covered Fund unless we require a Transfer as a result of the Covered Fund being eliminated or liquidated.

•	We increase your Benefit Base on a dollar-for-dollar basis each time you make a GLWB Rider Contribution to a Covered Fund(s).

•	We decrease your Benefit Base on a proportionate basis each time you make an Excess Withdrawal.

•
On each Ratchet Date during the GLWB Accumulation Phase and the GAW Phase, we will increase your Benefit Base to equal your current Covered Fund Value if your Covered Fund Value is greater than your Benefit Base. (If so, your Benefit Base will then reflect positive Covered Fund performance.)

•	On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an Interest Rate Reset as described below results in a higher GAW Amount.
A few things to keep in mind regarding the Benefit Base:

•
The Benefit Base is used only for purposes of calculating your Installment Payments during the GAW Phase and the GLWB Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.

•	It is important that you do not confuse your Benefit Base with the Covered Fund(s) Value.

•
During the GLWB Accumulation Phase and the GAW Phase, the Benefit Base will be re-calculated on an annual basis, as described below, and each time you make a GLWB Rider Contribution or take an Excess Withdrawal.

Subsequent Contributions to Your Covered Fund(s)
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional GLWB Rider Contributions may not be made after the GLWB Accumulation Phase ends. Any subsequent GLWB Rider Contribution is subject to any minimum investment or transfer requirements imposed by the Contract. Please see the Covered Fund(s) prospectus for more information.
All additional GLWB Rider Contributions made after the GLWB Rider Election Date will increase the

Benefit Base dollar-for-dollar on the date the GLWB Rider Contribution is made. We will not consider the additional purchase of shares of a Covered Fund(s) through reinvested dividends, capital gains, and/or settlements to be a GLWB Rider Contribution. However, they will increase the Covered Fund(s) Value.
We reserve the right to reject additional GLWB Rider Contributions at any time at our discretion. Great-West will provide you with 30 days prior written notice if it determines not to accept additional GLWB Rider Contributions. If Great-West refuses additional GLWB Rider Contributions, you will retain all other rights under the GLWB Rider.
Annual Adjustments to Your Benefit Base
During the Accumulation Phase, a Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:

•	your current Benefit Base; or

•	your current Covered Fund(s) Value.
Please note that even though your Covered Fund(s) Value may increase throughout the year due to capital appreciation, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund(s) Value, your Benefit Base will never decrease solely due to negative Covered Fund(s) performance.
Please note that annual adjustments to your Benefit Base will not impact your Covered Fund Value. Your Covered Fund Value can only increase or decrease as described above.
Benefit Base Cap
The Benefit Base may not exceed $5 million. Any value over $5 million will be considered excess Covered Fund(s) Value and will not be used to calculate GAWs. An Owner may Transfer or Distribute any excess Covered Fund(s) Value on a dollar for dollar basis without reducing the Benefit Base and such transfers will not be considered an Excess Withdrawal. However, if the Covered Fund(s) Value falls below $5 million due to an Excess Withdrawal, the Benefit Base will be adjusted as described below.
Excess Withdrawals
The Benefit Base may be adjusted as a result of Excess Withdrawals. During the GLWB Accumulation Phase, except as described above with respect to the Benefit Base Cap, any withdrawals or Transfers from your Covered Fund(s) Value will be categorized as Excess Withdrawals.
You may make withdrawals or change your investments at any time and in any amount that you wish, subject to any federal tax limitations. Additionally, any withdrawals to satisfy your required minimum distribution obligations under the Code (Qualified Annuity Contract owners only) will be considered an Excess Withdrawal if taken during the GLWB Accumulation Phase.
You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund(s) Value during the GLWB Accumulation Phase, as this may affect your future benefits under the GLWB Rider. You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to taking a Distribution or making a withdrawal. In the event you decide to take an Excess Withdrawal, as discussed below, your Covered Fund(s) Value will be adjusted dollar-for-dollar in the amount of the Excess Withdrawal. In addition, Excess Withdrawals may be subject to the Withdrawal Charge. The Benefit Base will be adjusted at the time the Excess Withdrawal is made by the ratio of the Covered Fund(s) Value immediately after the Excess Withdrawal to the Covered Fund(s) Value immediately before the Excess Withdrawal. Accordingly, your Benefit Base could be reduced by more than the amount of the withdrawal.

Types of Excess Withdrawals
A Distribution or Transfer during the GLWB Accumulation Phase is considered an Excess Withdrawal. An Excess Withdrawal will reduce your Benefit Base and Covered Fund(s) Value. A Distribution occurs when money is paid to you. A Transfer is the movement of money from one Covered Fund to any other Sub-Account, including another Covered Fund. If you Transfer any amount out of a Covered Fund, then you will be prohibited from making any Transfers into the same Covered Fund for at least ninety (90) calendar days.

Numerical Example
Excess Withdrawals during the GLWB Accumulation Phase are illustrated as follows:
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount*: $10,000
Covered Fund Value after adjustment= $50,000 - $10,000 = $40,000
Covered Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
*Excess Withdrawals may be subject to the Withdrawal Charge.
Fees Associated with the Covered Fund(s)
Neither the Guarantee Benefit Fee, the mortality and expense charge, nor any other fees or charges assessed to the Covered Fund(s) Value as directed by a Consultant and as agreed to by Great-West will be treated as an Excess Withdrawal.
Treatment of a Distribution During the GLWB Accumulation Phase
At the time of any partial or periodic Distribution, if the Covered Person is 59½ years of age or older, you may elect to begin the GAW Phase (as described below) and begin receiving GAWs at that time. If you choose not to begin the GAW Phase, the Distribution will be treated as an Excess Withdrawal and will reduce your Covered Fund(s) Value and your Benefit Base (as described above).
If the Covered Person is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal as described above.
Any Distribution made during the Accumulation Phase to satisfy any contribution limitation imposed under federal law will be considered an Excess Withdrawal at all times. You should consult a qualified tax advisor regarding contribution limits and other tax implications.
Death During the GLWB Accumulation Phase
In the case of a Non-Qualified Annuity Contract, if an Owner dies before the Initial Installment Date, the GLWB will terminate and the Covered Fund(s) Value will be paid to the Beneficiary in accordance with the terms of the Contract (unless a Spouse Beneficiary makes an election to continue the Contract as provided in this section).
If a Spouse Beneficiary who was legally married to the deceased Owner under applicable law as of the date of death becomes the sole Owner and Beneficiary under the terms of the Contract, the Spouse Beneficiary may continue the Contract and maintain the deceased Owner’s current Benefit Base as of the date of death. In this case, the Ratchet Date will continue to be the same date as it was under the deceased Owner. A Spouse Beneficiary also has the option to establish a new GLWB Rider Election Date with a new Benefit Base based on the current Covered Fund Value. In this case, the Ratchet Date will be the anniversary of the new GLWB Rider Election Date. In either situation, the Spouse Beneficiary will become the sole Owner. The new Owner will be subject to all terms and conditions of the GLWB Rider, Contract and the Code, if applicable. Any election made by a Spouse Beneficiary pursuant to this section is irrevocable.
A non-Spouse Beneficiary cannot elect to maintain the Benefit Base. Upon the death of the Owner, the deceased Owner’s Covered Fund Value will be liquidated and will be transferred into the Great-West Money Market Sub-Account, or any other fund as approved by Great-West, and distributed to the non-Spouse Beneficiary.
GAW Phase
The GAW Phase begins when you elect to receive GAWs under the GLWB Rider. The GAW Phase continues until the Covered Fund(s) Value reaches zero and the GLWB Settlement Phase begins. The GAW Phase cannot begin until all Covered Persons attain age 59½.
To initiate the GAW Phase, you must submit a written Request to Great-West. At that time, you must provide sufficient documentation in good order and in a manner reasonably satisfactory to Great-West for Great-West to determine the age of each Covered Person. You may also begin the GAW Phase by initiating a Distribution while you are in the GLWB Accumulation Phase and the Covered Person(s) is 59½ years of age or older. At that time, you may elect to begin receiving Installments and establish your GAW%. If you choose not to establish the GAW%, the Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. If the Covered Person(s) is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. In these situations, the Benefit Base will be adjusted by the ratio of the Covered Fund(s) Value after the Excess Withdrawal to the previous Covered Fund(s) Value.
Because the GAW Phase cannot begin until all Covered Persons under the GLWB Rider attain age 59½, any Distributions taken before then will be considered Excess Withdrawals and will be deducted from the Covered Fund(s) Value and Benefit Base. See GLWB Accumulation Phase above for more information. No GLWB Rider Contributions may be made to the Covered Fund(s) on and after the Initial Installment Date, which is the date that GAWs begin. If the Annuity Account is not held jointly, the Owner’s Spouse must be the sole Beneficiary. Installments will not begin until such change is made.
Because of decreasing life expectancy as you age, in certain circumstances, the longer you wait to start taking GAWs, the less likely it is that you will benefit from your GLWB Rider. On the other hand, the earlier you begin taking GAWs, the lower the GAW Percentage you will receive and therefore the lower your GAWs (if any) will be. You should talk to your Consultant or tax advisor before initiating the GAW Phase to determine the most financially beneficial time for you to begin taking GAWs.
Calculation of Guaranteed Annual Withdrawals
Please note how the GAW is calculated because it will affect the benefits you receive under the GLWB Rider. Once you initiate the GAW Phase by submitting a Request to begin receiving GAW payments, we will verify the age of the Covered Person(s) and then determine the amount of the GAW.
To determine the amount of the GAW, we will compare the current Benefit Base to the current Covered Fund Value on the Initial Installment Date. If the Covered Fund Value is greater than the Benefit Base, we will increase the Benefit Base to equal the Covered Fund Value, and the GAW will be based on the increased Benefit Base amount.
During the GAW Phase, your Benefit Base may receive an annual adjustment. This adjustment is discussed below, and, if applicable, will occur on your Ratchet Date. Your Ratchet Date will become the anniversary of the Initial Installment Date and will no longer be the anniversary of the GLWB Rider Election Date as it was during the GLWB Accumulation Phase.

We use your Benefit Base to calculate the GAW you receive. However, even though the Benefit Base may be adjusted annually, your GAW% will not change unless there is an Interest Rate Reset of the GAW%. See Annual Review of Your GAW% below.
Please note that Installments during the GAW Phase will reduce your Covered Fund(s) Value on a dollar-for-dollar basis, but they will not reduce your Benefit Base.
Calculation of Installment Amount
The GAW% is based in part on the age of the Covered Person(s) as of the date we calculate the first Installment and the current 10YR as of the previous weekly closing yield as of the last Business Day of the week prior to beginning Installments. If there are two Covered Persons, the GAW% is based on the age of the younger Covered Person multiplied by the Joint Withdrawal Adjustment of 0.90.
The GAW% for a single Covered Person, subject to a minimum and maximum GAW%, is based on the following schedule:

Guaranteed Annual Withdrawal % Table
10YR	Age 59½ - 64	Age 65 - 69	Age 70 +
<4%	3.00%	4.00%	4.50%
4% - 4.99%	3.15%	4.50%	4.95%
5% - 5.99%	3.85%	5.50%	6.05%
6% - 6.99%	4.55%	6.50%	7.15%
7% - 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8.00%	8.30%
For Joint Covered Persons, the same table is used and based on the age of the youngest Covered

Person but an additional adjustment, the Joint Withdrawal Adjustment, of 0.90 is applied.
To calculate the GAW, we multiply the Benefit Base by the GAW%, calculated based on the table above, on the Initial Installment Date. The amount of the Installment equals the GAW divided by the number of payments per year under the elected Installment Frequency Option, as described below.
We may allow Installments that annually total less than the GAW.
Numerical Examples of the Guaranteed Annual Withdrawal

Scenario #1:	72 Year Old Single Covered Person
10YR = 5.42%

Benefit Base = $80,000
Single GAW%: 6.05%, (See Guaranteed Annual Withdrawal % Table: Row: 5% - 5.99%; Column: 70+)
GAW = $4,840 ($80,000 x 6.05%)

Scenario #2:	68 Year Old Joint Covered Person with a 63 Year Old Spouse
10YR = 6.44%

Benefit Base = $80,000
Single GAW%: 4.55% (See Guaranteed Annual Withdrawal % Table: Row: 6% - 6.99%; Column: 59½ - 64)
Joint GAW% = 4.55% x 0.90 = 4.095% (Single GAW% x Joint Withdrawal Adjustment)
GAW = $3,276 ($80,000 x 4.095%)

Scenario #3:	60 Year Old Single Covered Person
10YR = 3.7%
Benefit Base = $80,000
Single GAW%: 3.0% (See Guaranteed Annual Withdrawal % Table: Row: <4%; Column: 59½ - 64)
GAW = $2,400 ($80,000 x 3.0%)

Scenario #4:	71 Year Old Joint Covered Person with a 65 Year Old Spouse
10YR = 3.0%
Benefit Base = $80,000
Single GAW%: 4.00% (See Guaranteed Annual Withdrawal % Table: Row: <4%; Column: 65 - 69)
Joint GAW% = 4.00% x 0.90 = 3.60% (Single GAW% x Joint Withdrawal Adjustment)
GAW = $2,880 ($80,000 x 3.6%)
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the GAW Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the GAW Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person. Installments will reduce the Covered Fund(s) Value on a dollar-for-dollar basis.
Installment Frequency Options
Your Installment Frequency Options are as follows:

(a)	Annual – the GAW will be paid on the Initial Installment Date and each anniversary annually, or next business day, thereafter.

(b)	Semi-Annual – half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary, or next business day, thereafter.

(c)	Quarterly – one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary, or next business day, thereafter.

(d)	Monthly – one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary, or next business day, thereafter.
You may Request to change the Installment Frequency Option starting on each Ratchet Date during the GAW Phase.
Lump Sum Distribution Option
At any time during the GAW Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW – paid Installments to date = $4,800 - $1,200 = $3,600
So, a Lump Sum Distribution of $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
It is your responsibility to Request the suspension of the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you choose not to suspend the remaining Installments for the year, an Excess Withdrawal may occur. See Effect of Excess Withdrawals During the GAW Phase described below.
After receiving a Lump Sum Distribution and suspending Installments, you must notify Great-West that you wish to recommence Installment payments for the next year. Great-West must receive notice 30 calendar days before the next Ratchet Date that you wish to recommence payments; otherwise, Great-West will not make any Installments. The Ratchet Date will not change if Installments are suspended.
The Owner is solely responsible for any adverse consequences that may result of any Distributions or withdrawals. The Owner should consult with a financial advisor prior to making any withdrawals.
Annual Review of Your GAW%
Once a year, on your Ratchet Date, we will review your GAW and may make an adjustment by increasing your GAW amount. This adjustment, if applicable, will be made either by an Interest Rate Reset or by a Ratchet. We first will determine whether an Interest Rate Reset is applicable. If an Interest Rate Reset is applicable, the GAW will automatically increase to the higher GAW amount. We then will determine if a Ratchet is applicable and results in a higher GAW. If neither calculation is applicable, then no adjustment to the GAW will be made.
Interest Rate Reset. For an Interest Rate Reset, we will calculate a hypothetical GAW by multiplying the Covered Fund(s) Value, subject to the Benefit Base cap, by a GAW% based on the current 10YR and your age on the Initial Installment Date (and including the Joint Withdrawal Adjustment, if applicable). We will then compare the result of that hypothetical calculation to your previous GAW to determine if the hypothetical GAW is higher than your previous GAW. If so, we will adjust the GAW to the higher amount and will adjust the Benefit Base to equal the current Covered Fund Value. An adjustment to the GAW will increase or decrease the Benefit Base.
Ratchet. Just like the Accumulation Phase, we will compare the Covered Fund Value to determine if it exceeds the Benefit Base. If so, we will adjust the Benefit Base to equal the Covered Fund Value. For purposes of determining whether the Ratchet is more favorable than both the current GAW and the Interest Rate Reset, we will calculate a hypothetical GAW based on the Ratchet’s adjusted Benefit Base and prior year’s GAW%. We will then compare that to the current GAW and the GAW that would result from an Interest Rate Reset, as demonstrated in the examples below.

Numerical Example #1: Interest Rate Reset is Most Beneficial
Prior Year GAW
Prior Benefit Base		$450,000
Prior GAW%		4.00%
Prior GAW		$18,000

Inputs to Annual Review of your GAW
Current Covered Fund Value		$445,000
Current 10YR		4.10%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals		Single
Age Withdrawals Started		65

Comparison Calculations
#1: Interest Rate Reset
First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59½ - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (4.50%)				4.50%
Interest Rate Reset GAW: $445,000 x 4.500%				$20,025

#2: Ratchet
Is $445,000 higher than $450,000?				No
Ratchet Benefit Base: NA, Covered Fund Value less than Prior Benefit Base				NA
Ratchet GAW: NA				NA

Highest Calculation and Resulting GAW
New GAW: Greatest of Prior GAW ($18,000) and Interest Rate Reset GAW ($20,025)				$20,025
New Benefit Base Based on Interest Rate Reset GAW: $445,000 x 4.500%				$445,000
New GAW% Based on Interest Rate Reset GAW: $445,000 x 4.500%				4.50%

Numerical Example #2: Ratchet is Most Beneficial
Prior Year GAW
Prior Benefit Base		$250,000
Prior GAW%		5.50%
Prior GAW		$13,750

Inputs to Annual Review of your GAW
Current Covered Fund Value		$275,000
Current 10YR		4.80%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals		Single
Age Withdrawals Started		65

Comparison Calculations
#1: Interest Rate Reset
First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59½ - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (4.50%)				4.50%
Interest Rate Reset GAW: $275,000 x 4.500%				$12,375

#2: Ratchet
Is $275,000 higher than $250,000?				Yes
Ratchet Benefit Base: Current Covered Fund Value				$275,000
Ratchet GAW: 275,000 x 5.500%				$15,125

Highest Calculation and Resulting GAW
New GAW: Greatest of Prior GAW ($13,750), Interest Rate Reset GAW ($12,375) and Ratchet GAW ($15,125)				$15,125
New Benefit Base Based on Ratchet GAW: $275,000 x 5.500%				$275,000
New GAW% Based on Ratchet GAW: $275,000 x 5.500%				5.50%

Numerical Example #3: Prior GAW is Most Beneficial
Prior Year GAW
Prior Benefit Base		$120,000
Prior GAW%		6.05%
Prior GAW		$7,260

Inputs to Annual Review of your GAW
Current Covered Fund Value		$100,000
Current 10YR		4.54%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals		Single
Age Withdrawals Started		71

Comparison Calculations
#1: Interest Rate Reset
First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59½ - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (4.95%)				4.95%
Interest Rate Reset GAW: $100,000 x 4.950%				$4,950

#2: Ratchet
Is $100,000 higher than $120,000?				No
Ratchet Benefit Base: NA, Covered Fund Value less than Prior Benefit Base				NA
Ratchet GAW: NA				NA

Highest Calculation and Resulting GAW
GAW: Greatest of Prior GAW ($7,260) and Interest Rate Reset GAW ($4,950)				$7,260
Benefit Base Based on Prior GAW				$120,000
GAW% Based on Prior GAW				6.05%

Numerical Example #4: Interest Rate Reset is Most Beneficial
Prior Year GAW
Prior Benefit Base		$120,000
Prior GAW%		6.05%
Prior GAW		$7,260

Inputs to Annual Review of your GAW
Current Covered Fund Value		$90,000
Current 10YR		7.41%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals		Single
Age Withdrawals Started		71

Comparison Calculations
#1: Interest Rate Reset
First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59½ - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (8.25%)				8.25%
Interest Rate Reset GAW: $90,000 x 8.250%				$7,425

#2: Ratchet
Is $90,000 higher than $120,000?				No
Ratchet Benefit Base: NA, Covered Fund Value less than Prior Benefit Base				NA
Ratchet GAW: NA				NA

Highest Calculation and Resulting GAW
New GAW: Greatest of Prior GAW ($7,260) and Interest Rate Reset GAW ($7,425)				$7,425
New Benefit Base Based on Interest Rate Reset GAW: $90,000 x 8.250%				$90,000
New GAW% Based on Interest Rate Reset GAW: $90,000 x 8.250%				8.25%

Numerical Example #5: Ratchet is Most Beneficial
Prior Year GAW
Prior Benefit Base		$120,000
Prior GAW%		6.05%
Prior GAW		$7,260

Inputs to Annual Review of your GAW
Current Covered Fund Value		$140,000
Current 10YR		3.98%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals		Single
Age Withdrawals Started		71

Comparison Calculations
#1: Interest Rate Reset
First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59½ - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (4.50%)				4.50%
Interest Rate Reset GAW: $140,000 x 4.500%				$6,300

#2: Ratchet
Is $140,000 higher than $120,000?				Yes
Ratchet Benefit Base: Current Covered Fund Value				$140,000
Ratchet GAW: 140,000 x 6.05%				$8,470

Highest Calculation and Resulting GAW
New GAW: Greatest of Prior GAW ($7,260), Interest Rate Reset GAW ($6,300) and Ratchet GAW ($8,470)				$8,470
New Benefit Base Based on Ratchet GAW: $140,000 x 6.050%				$140,000
New GAW% Based on Ratchet GAW: $140,000 x 6.050%				6.05%
Payments on Death During GAW Phase
If an Owner Dies After the Initial Installment Date as a Single Covered Person for Non-Qualified Annuity Contracts
If an Owner dies after the Initial Installment date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be liquidated and will be transferred into the Great-West Money Market Sub-Account, or any other fund as approved by Great-West, and distributed to the Beneficiary. If permitted by the Contract and the Code, if applicable, the Beneficiary may elect to have a new Contract issued with the Beneficiary as the sole Owner and Covered Person, in which event an initial Benefit Base will be established and he or she will be subject to all terms and conditions of the Contract and the Code, if applicable. Any election made by the Beneficiary is irrevocable.

If an Owner Dies After the Initial Installment Date while Second Covered Person is Living for Non-Qualified Annuity Contracts
Upon the death of an Owner after the Initial Installment Date, and while a second Covered Person who was legally married to the deceased Owner under applicable law on the date of death is still living, the surviving Covered Person will become the sole Owner and Beneficiary (if permitted by the terms of the Contract and the Code, if applicable), and he or she will acquire all rights under the Contract and will continue to receive GAWs based on the deceased Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund(s) Value if such death occurs before the GLWB Settlement Phase. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund(s) Value as a lump sum Distribution. In either situation the Ratchet Date will be the date when the Annuity Account is established.
To the extent the surviving Covered Person/Beneficiary becomes the sole Owner, he or she will be subject to all terms and conditions of the Contract, the GLWB Rider and the Code, if applicable.
Any election made by the Beneficiary pursuant to this section is irrevocable.
If the Owner Dies After the Initial Installment Date as a Single Covered Person for Qualified Annuity Contracts
If the Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be distributed to the Beneficiary in accordance with the terms of the Contract. If permitted by the Contract and the Code, the Owner’s Beneficiary may elect to continue the Contract in which event an initial Benefit Base will be established and he or she will be subject to all terms and conditions of the GLWB Rider and the Code. Any election made by the Beneficiary is irrevocable.
If the Owner Dies After the Initial Installment Date while Second Covered Person is Living for Qualified Annuity Contracts
Upon the death of an Owner after the Initial Installment Date, and while the second Covered Person is still living, the second Covered Person/Beneficiary may elect to become an Owner (if permitted by the Contract and the Code) and he or she will acquire all rights under the GLWB Rider and continue to receive GAWs based on the original Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value. Alternatively, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner. In either situation the Ratchet Date will be the date when the Account is established.
To the extent the Beneficiary becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Effect of Excess Withdrawals During the GAW Phase
After the Initial Installment Date, the portion of Distributions or Transfers, that, combined with all other amounts, exceeds the GAW amount will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund(s) Value (after the Excess Withdrawal) to the previous Covered Fund(s) Value (before the Excess Withdrawal). If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
If an Owner requests a Distribution or Transfer over the telephone, Great-West will advise the Owner whether such Distribution or Transfer will be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the Distribution or Transfer being considered an Excess Withdrawal. Alternatively, if an Owner makes a Request in writing, Great-West will advise the Owner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Owner may contact Great-West by telephone to determine whether, as of the date of the Request, the requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.

Numerical Example:

Covered Fund Value before GAW =	$55,500

Benefit Base =	$100,000

GAW % =	5.5%

GAW Amount =	$100,000 x 5.5% = $5,500

Total annual withdrawal:	$10,500
Excess Withdrawal =	$10,500 – $5,500 = $5,000

Covered Fund Value after GAW =	$55,500 – $5,500 = $50,000

Covered Fund Value after Excess Withdrawal =	$50,000 – $5,000 = $45,000

Adjustment due to Excess Withdrawal =	$45,000/$50,000 = 0.90

Adjusted Benefit Base =	$100,000 x 0.90 = $90,000

Adjusted GAW Amount =	$90,000 x 5.5% = $4,950

(Assuming no GAW increase on succeeding Ratchet Date)
Installments are not assessed Withdrawal Charges. However, during the GAW Phase, in each year beginning and ending on the anniversary of the Effective Date, the amount of free withdrawals available to the Owner will be reduced by the total amount of Installments paid. Thus, Excess Withdrawals may be subject to the Withdrawal Charge.
GLWB Settlement Phase
The GLWB Settlement Phase begins when the Covered Fund(s) Value has reduced to zero as a result of negative Covered Fund(s) performance, payment of the Guarantee Benefit Fee, mortality and expense fees, and/or GAWs, but the Benefit Base is still positive.
When the GLWB Settlement Phase begins, if the remaining Covered Fund(s) Value is less than the amount of the final Installment in the GAW Phase, Great-West will pay the remaining balance of the Installment within 7 days from the Installment Date. Installments continue for your life under the terms of the GLWB Rider, but all other rights and benefits under the GLWB Rider will terminate. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase.
Distributions and Transfers are not permitted during the Settlement Phase.
During the Settlement Phase, the Guarantee Benefit Fee will not be deducted. When the last Covered Person dies during the Settlement Phase, the GLWB Rider will terminate and no Installments will be paid to the Beneficiary.
Divorce and the Income Segment
Divorce During the GLWB Accumulation Phase – Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree before the Initial Installment Date, the Owner(s) must immediately notify us and provide a copy of the Decree and any other information that we may require.
If the former Spouse of the Owner becomes the sole Owner of the Annuity Account by a settlement agreement or a court-issued divorce Decree, the Owner may request that the Contract be reissued with the former Spouse as the sole Owner, otherwise the Contract and GLWB Rider will be terminated. If the Contract is so reissued, the current Benefit Base will be maintained.
If the Annuity Account is divided between the Owner and the Owner’s former Spouse by a settlement agreement or a court-issued divorce Decree, the Owner’s current Contract will be maintained and a new Contract will be issued to the former Spouse. The Benefit Base will be divided in the same proportion as the respective Covered Fund Values as of the date of issuance.
If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.
Divorce During the GLWB Accumulation Phase – Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree received during the GLWB Accumulation Phase. The Alternate Payee will be responsible for submitting a Request to begin Distributions in accordance with the Code.
If the Alternate Payee named in the Decree is the Owner’s Spouse during the Accumulation Phase, he or she may elect to become an Owner, either by maintaining the current Benefit Base of the previous Owner, divided pursuant to the terms of the Decree, or establishing a new Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established and he or she will continue as an Owner. If the Alternate Payee elects to maintain the current Benefit Base, the Benefit Base will be divided between the Owner and the Alternate Payee in the same proportion as their respective Covered Fund Values pursuant to the terms of the Decree In either situation, the Alternate Payee’s Election Date will be the date the Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, she or he will be subject to all terms and conditions of the Contract.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.
Divorce During the GAW Phase – Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree after the Initial Installment Date but before the GLWB Settlement Phase, the Owner(s) must immediately notify Great-West and provide the information that Great-West requires.
Pursuant to the agreement or decree, if there is a single Covered Person, the Benefit Base and GAW will be divided between the Spouses in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or decree. The Owner may continue to receive proportional GAWs after the Annuity Accounts are split. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become and Owner and receive his or her proportional GAWs.
Pursuant to the agreement or decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the joint Covered Persons GAW%. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the former Spouse on the date the Annuity Accounts are split.
In the alternative, the former Spouse may establish a new GLWB in the Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the former Spouse becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the former Spouse pursuant to this section is irrevocable.
If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.
Divorce During the GAW Phase – Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a

Decree approved during the GAW Phase. The Alternate Payee will be responsible for submitting a Request to begin Distributions in accordance with the Code.
Pursuant to the instructions in the Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner.
Pursuant to the instructions in the Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the joint Covered Persons GAW%. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the Alternate Payee on the date the Annuity Accounts are split.
In the alternative, the Alternate Payee may establish a new GLWB in the Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.
Divorce During the GLWB Settlement Phase
If a Request is made in connection with a divorce, Great-West will divide the Installment pursuant to the terms of any settlement or divorce decree. Installments will continue pursuant to the lives of each payee.
Termination of the GLWB Rider
The GLWB Rider will terminate upon the earliest of:
(a) the date of death of the Owner if there is no surviving Covered Person;
(b) the date there is no longer a Covered Person under the GLWB Rider;
(c) the date the Contract is terminated;
(d) the date the Benefit Base is reduced to zero prior to the GLWB Settlement Phase due to one or more Excess Withdrawals;
(e) the Annuitant’s 90th birthday, if no Installments have been taken; or
(f) when the Guarantee Benefit Fee is not received by Great-West, when due.
If the GLWB is canceled, the Benefit Base, GAW and any other benefit accrued or received under the GLWB will terminate. The Owner may not make any subsequent GLWB Rider Contributions into the same Covered Fund(s) until at least ninety (90) calendar days after termination of the GLWB, at which point a new GLWB Rider Election Date will be recorded. In such an event, the Benefit Base will be based on the current Covered Fund(s) Value on the date the new GLWB is established.
We will not provide Owners with notice prior to termination of the Contract or GLWB Rider and the Guarantee Benefit Fee will not be refunded upon termination of the GLWB Rider.
You should consult with your financial professional to assist you in determining whether the GLWB Rider is suited for your financial needs and investment risk tolerance. Adding the GLWB Rider to your Contract may not be in your interest since all conditions of the GLWB Rider must be met, an additional annual fee is imposed and a Covered Person must remain living for you to receive certain benefits. Furthermore, the GLWB Rider contains different investment options (Covered Funds) and special investment limitations with conditions than otherwise available under the Contract. You should carefully consider each of these factors before deciding if a GLWB Rider is suitable for your needs, especially at older ages.

Seek Tax Advice
The following discussion of the federal income tax consequences is only a brief summary of general information and is not intended as tax advice to any individual. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution. You should consult a tax advisor for further information.
Federal Tax Matters
This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax advisor as to how the tax rules apply to you before initiating any transaction.
This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Because tax laws, rules, and regulations are constantly changing, we do not make any guarantees about the Contract’s tax status.

Taxation of Annuities
Section 72 of the Code governs the taxation of annuities. An owner who is a “natural person” will not generally be taxed on increases, if any, in the value of the Annuity Account Value until all or part of the Annuity Account Value is distributed (for example, withdrawals, GAW payments or annuity payouts under the annuity payout option elected). Under a Grantor Trust, the Grantor, who must be a natural person, is treated as the Owner of the Contract for tax purposes. The taxable portion of a distribution (in the form of a single sum payout, a withdrawal, a GAW payment or an annuity) is taxable as ordinary income.
Withdrawals
Partial withdrawals, including GAW payments and periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the “investment in the Contract” at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any withdrawal is taxed at ordinary income tax rates.
The IRS has not provided guidance as to the tax treatment of the charge for the GLWB (the Guarantee Benefit Fee) under the Contract. The IRS could treat the deduction of the Guarantee Benefit Fee from the Covered Fund Value as a deemed withdrawal from the contract subject to current income tax to the extent the amount deemed received exceeds the investment in the Contract and, if applicable, the 10% premature distribution penalty tax. We do not currently report charges for the GLWB as withdrawals, but we will do so in the future if the IRS requires that we do so.
Annuity Payouts
Although the tax consequences will vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that exceeds the exclusion amount will be taxed. The exclusion amount is generally determined by a formula that establishes the ratio of the “investment in the Contract” to the expected return under the Contract. For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payouts expected to be made (determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). However, the remainder of each annuity payout is taxable. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payouts is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” you should consult a competent tax advisor regarding the deductibility of the unrecovered amount.
Under a tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.

The taxable portion of any annuity payout is taxed at ordinary income tax rates.
Penalty Tax
There may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

•	Made on or after the date on which the Owner reaches age 59½.

•	Made as a result of death or disability of the Owner.

•	Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.
Similar penalties are imposed on premature distributions from Qualified Annuity Contracts. For more details regarding this penalty tax and other exemptions that may be applicable, consult a competent tax advisor.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of the death of an Owner. Generally such amounts are included in the income of the recipient as follows:

•	If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above.

•	If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.
Distribution at Death
For a Non-Qualified Annuity Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following two distribution rules:

•
If the Owner dies before the date annuity payouts start, the entire Annuity Account Value must generally be distributed within five years after the date of death. If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death. If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner.

•
If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

See Required Minimum Distributions from Qualified Annuity Contracts below.
Diversification of Investments
For a Non-Qualified Annuity Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be “adequately diversified” in accordance with Treasury Department Regulations. If the Series Account or a Sub-Account failed to comply with these diversification standards, a Non-Qualified Annuity Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the excess of the Annuity Account Value over the “investment in the Contract.”
Although we may not control the investments of the Covered Fund(s) or the Portfolios, we expect that the Covered Fund(s) and the Portfolios will comply with such regulations so that the Sub-Accounts will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Annuity Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.
Owner Control
In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether the IRS will provide additional guidance on this issue and what standards that guidance may contain. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.
Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that Great-West (or our affiliates) issues to the same Owner during any calendar year must be treated as a single annuity contract for purposes of determining the taxable amount.
Withholding
Distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient’s tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.
Section 1035 Exchanges
Code Section 1035 provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.
If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require you to inform us regarding the federal income tax status of the previous annuity contract.
In Revenue Procedure 2011-38, the IRS eased the restrictions on when a partial transfer between annuity contracts will be treated as a tax-free exchange under Code Section 1035. The original restrictions were imposed by Revenue Procedure 2008-24, which set forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract would be treated by the IRS as a tax-free exchange.
Under Rev. Proc. 2011-38:
1.        The period of time in which cash can be withdrawn from either contract after a partial transfer has been significantly shortened from 12 months beginning on the date of the transfer to 180 days, and
2.        Annuity payments that satisfy the newly enacted partial annuitization rule of IRC § 72(a)(2) will not be treated as a distribution from either the old or new contract.
Rev. Proc. 2011-38 is effective for transfers that are completed on or after October 24, 2011.
Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.
Investment Income Surtax
In taxable years beginning in 2013, distributions from Non-Qualified Annuity Contracts are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Health Care and Education Reconciliation Act of 2010. The term net investment income excludes any distribution from an IRA or certain other retirement plans or arrangements. The IRS has issued regulations implementing this new provision of the law. Please consult with a competent tax advisor about the impact of the Investment Income Surtax on you.
Domestic Partnerships, Civil Unions, and Same-Sex Marriages
The Internal Revenue Service’s Revenue Ruling 2013-17 holds that for all federal tax purposes, including income, gift, and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple currently resides would recognize the marriage. For federal tax purposes, the term ‘marriage’ does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated a ‘marriage’ under that state’s law. Therefore, domestic partners and individuals in civil unions are not treated as Spouses under this Contract. You are strongly encouraged to consult with a competent tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.
Qualified Annuity Contracts
Notwithstanding any provision of the Contract or GLWB Rider, certain provisions apply to Contracts intended to qualify as Individual Retirement Annuities under section 408(b) of the Code:

•	Only the Owner may be the Annuitant of the Contract;

•	Only one Owner may be established under the Contract;

•	The Contract will be established for the exclusive benefit of the Owner and the Beneficiary;

•	The entire interest of the Owner is non-forfeitable;

•
The Contract is non-transferable. The Owner may not borrow any money under the Contract or pledge it as security for a loan. The Owner may not sell, assign or transfer the Contract, unless permitted by a Divorce or Separation Decree; and

•
Separate records will be maintained for the interest of each Owner. Great-West will furnish an annual calendar year report on the status of the Contract and such information concerning required minimum distributions as is prescribed by the Commissioner of Internal Revenue.

Contributions to Qualified Annuity Contracts
Except in the case of a “rollover contribution” as permitted by sections 402(c), 402(e)(6), 403(a)(4), 403(b)(8) 403(b)(10) 408(d)(3) or 457(e)(16) of the Code or a Contribution made in accordance with the terms of a Simplified Employee Pension (SEP), as described in § 408(k), Contributions will only be accepted if they are in cash. The total of such Contributions must not exceed the maximum as Section 219(b)(5)(A) of the Code may allow, for any taxable year, regardless of whether such Contributions are deductible by the Owner under Section 219(b)(1) of the Code. In the case of an individual who is age 50 or older, the annual cash Contribution limit is increased by the amount as Section 219(b)(5)(B) of the Code may allow for any taxable year.
The Owner has sole responsibility for determining whether any premium payment meets applicable income tax requirements.
Required Minimum Distributions from Qualified Annuity Contracts
Required Minimum Distributions (“RMDs”) made from the GLWB Rider will only be made in a manner consistent with the required minimum distribution rules or other provisions of the Code.
It is the responsibility of the Owner to Request payments in accordance with the minimum distribution requirements of the Code. Great-West is not responsible for any penalties resulting from a failure to Request timely payments in the proper amount. The Owner must begin to take payments which satisfy the minimum distribution requirements of the Code no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70½.
Any RMD during the GLWB Accumulation Phase will be considered an Excess Withdrawal.
During the GAW Phase, RMDs will not be considered to be Excess Withdrawals if the required minimum distribution causes the total Distributions to exceed the GAW amount to the extent the RMD amount is attributable to the Covered Fund(s).
The Owner should consult a tax advisor regarding withdrawals to satisfy his or her RMD amount
Distributions Before Death in Qualified Annuity Contracts
Notwithstanding any provision of the Contract, GLWB Rider or Endorsement to the contrary, the distribution of the individual’s interest in the Qualified Annuity Contract will be made in accordance with the requirements of Section 408(b)(3) of the Code and the regulations thereunder.
The Owner’s entire interest in the Contract must be distributed, or begin to be distributed, by the Owner’s required beginning date, which is April 1 of the calendar year following the calendar year in which the Owner reaches age 70½. For that year, and each succeeding year, a distribution must be made on or before December 31. By the required beginning date, the Owner may elect to have the balance in the Contract distributed in one of the following forms:

(a)	a single sum payment;

(b)	equal or substantially equal payments no less frequently than annually over the life of the Owner;

(c)	equal or substantially equal payments no less frequently than annually over the lives of the Owner and the designated Beneficiary;

(d)	equal or substantially equal payments no less frequently than annually over a period not extending beyond the Owner’s life expectancy; or

(e)	equal or substantially equal payments no less frequently than annually over a period not extending beyond the joint life and last survivor expectancy of the Owner and the designated Beneficiary.
All distributions made hereunder will be made in accordance with section 401(a)(9) of the Code, including the incidental death benefit requirements, and any other applicable regulations.
If payment is not to be made in the form of periodic annuity payments on an irrevocable basis (except for acceleration), the amount to be distributed each year, beginning with the first calendar year for which distributions are required and then for each succeeding calendar year will be determined under the applicable provisions of the Code and the implementing regulations.
Distributions Upon Death in Qualified Annuity Contracts
Distributions beginning before death. If the Owner dies after distribution has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.
Distributions beginning after death. If the Owner dies before distribution has begun, distribution of the individual’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distribution in accordance with (1) or (2) below:

1)
If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died.

2)
If the designated Beneficiary is the Owner’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 70½.

3)
If the designated Beneficiary is the Owner’s surviving Spouse, the Spouse may treat the Contract as his or her own Qualified Annuity Contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

Life expectancy is computed by use of the single life table in Q&A 1 of Section 1.401(a)(9)-9 of the regulations. If distributions are being made to a surviving Spouse as the sole designated Beneficiary, such Spouse’s remaining life expectancy for a year is the number in the single life table corresponding to such Spouse’s age in each year after the calendar year of the Owner’s death. In all other cases, remaining life expectancy for a year is the number in the single life table corresponding to the Beneficiary’s age in the year following the calendar year of the individual’s death and reduced by 1 for each subsequent year.

Distribution of the Contracts
We offer the Contracts on a continuous basis through eligible broker/dealers that have entered into selling agreements with GWFS and us. Contracts are sold in New York and those other states where the Contract may lawfully be sold by licensed insurance agents who are registered representatives. Any eligible broker/dealers will be registered as broker/dealers under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and members of FINRA. GWFS may also offer the Contract directly to potential purchasers.
GWFS is the principal underwriter and distributor of the Contracts and is a wholly-owned subsidiary of GWL&A and an affiliate of Great-West. GWFS is registered with the SEC as a broker/dealer under the Exchange Act and is a member of FINRA. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado, 80111.
Great-West (or its affiliates, for purposes of this section only, collectively, “the Company”), in all cases as agent for GWFS, pays eligible broker/dealers compensation for the promotion and sale of the Contract. Compensation paid to eligible broker/dealers is not paid directly by the Owner or the Series Account. The Company intends to fund this compensation through a number of sources, such as fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the

Company from Portfolios’ advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See Expenses of the Portfolios above. The Company pays a portion of these proceeds to eligible broker/dealers for distribution services.
As compensation for distribution services and some Contract administrative services, the Company may pay eligible broker/dealers a commission. The commission is based on a percentage of Contributions. The maximum such commission that the Company will pay on the sale of the Contracts is 7.00%. In addition to this commission, the Company may also pay trailing compensation based on an annual rate of average daily Series Account assets held by a broker/dealer’s clients, ranging from zero to 0.80%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations. The amount of commissions received by an individual registered representative in connection with the sale of the Contract is determined by his or her broker/dealer. You should ask your broker/dealer representative for further information about what compensation he or she, or the eligible broker/dealer, may receive in connection with your purchase of a Contract.

Voting Rights
In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.
The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by communication prior to such meeting in accordance with procedures established by the respective Portfolios.
If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.
Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports, and other material relating to the appropriate Portfolio.
Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.
Owners have no voting rights in Great-West.

Rights Reserved by Great-West
We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

•	To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.

•	To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts; or to add, combine or remove Sub-Accounts of the Series Account.

•	To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law.

•	To cease accepting Contributions at any time at our discretion.

•	To limit the number of Contracts that you may purchase.

•	To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

•	To change the time or time of day that a valuation date is deemed to have ended.

•
To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

Legal Proceedings
Currently, the Series Account is not a party to, and its assets are not subject to any material legal proceedings. Further, Great-West is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which Great-West is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions, or prospects of Great-West.

Legal Matters
Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Carlton Fields Jorden Burt, P.A..
Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Independent Registered Public Accounting Firm and Independent Auditors
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing in the Registration Statement (which report expresses an unqualified opinion and includes an emphasis-of-matter paragraph referring to the financial statements which have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for the Owner, Annuitant, and Beneficiaries.

Available Information
You may request a free copy of the SAI. Please direct any oral, written, or electronic request for such documents to:
Retirement Resource Operations Center
P.O. Box 173920
Denver, CO 80217-3920
1-877-723-8723
rroc@greatwest.com
The SEC maintains a website (www.sec.gov) that contains the SAI and other information filed electronically by Great-West concerning the Contract, the GLWB Rider, and the Series Account.
You also can review and copy any materials filed with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.
The SAI contains more specific information relating to the Series Account and Great-West, such as:

•	general information;

•	information about Great-West Life & Annuity Insurance Company of New York and the Variable Annuity-2 Series Account;

•	the calculation of annuity payouts;

•	services;

•	withholding; and

•	financial statements.

Appendix A — Net Investment Factor

The Net Investment Factor is determined by dividing (a) by (b), and subtracting (c) from the result where:
(a) is the net result of:
1) the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus
2) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the “ex-dividend” date occurs during the current Valuation Period, plus or minus
3) a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Sub-Account, and
(b) is the result of:
1) the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding Valuation Period; plus or minus
2) the per unit charge or credit for any taxes incurred by or reserved for in the Sub-Account for the immediately preceding Valuation Period; and
(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Sub-Account on a daily basis. Such amount is equal to 1.00% if you have selected Death Benefit option 1 or 1.20% if you have selected Death Benefit option 2.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(1) and (b) above, reflects the investment performance of the Portfolio as well as the payment of Portfolio expenses.

A-1